Exhibit 10.1
THE BOEING COMPANY
364-DAY
CREDIT AGREEMENT
among
THE BOEING COMPANY
for itself and on behalf of its Subsidiaries,
as a Borrower
THE LENDERS PARTY HERETO
CITIBANK, N.A.,
as Administrative Agent
JPMORGAN CHASE BANK, N.A.
as Syndication Agent
and
CITIBANK, N.A.
and
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers and Joint Book Managers
dated as of August 24, 2026
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TABLE OF CONTENTS
Article and SectionPage
ARTICLE 1
DEFINITIONS1

1.1	Definitions ...................................................................................	1
1.2	Use of Defined Terms; References ............................................	16
1.3	Accounting Terms ......................................................................	16
1.4	Divisions ......................................................................................	16
1.5	Rates ............................................................................................	16
ARTICLE 2
AMOUNTS AND TERMS OF THE ADVANCES17

2.1	Advances ......................................................................................	17
2.2	Making Advances .......................................................................	17
2.3	Conversion to Term Loans, Repayment ...................................	19
2.4	Interest Rate on Advances .........................................................	19
2.5	[Reserved] ....................................................................................	20
2.6	[Reserved] ....................................................................................	20
2.7	Fees ..............................................................................................	20
2.8	Reduction of the Commitments .................................................	20
2.9	[Reserved] ....................................................................................	21
2.10	SOFR Determination .................................................................	21
2.11	Voluntary Conversion of Advances; Continuation of Advances ......................................................................................	21
2.12	Prepayments ................................................................................	22
2.13	Increases in Costs .......................................................................	23
2.14	Taxes ............................................................................................	24
2.15	Illegality .......................................................................................	27
2.16	Payments and Computations .....................................................	28
2.17	Sharing of Payments, Etc ...........................................................	29
2.18	Evidence of Debt .........................................................................	29
2.19	Alteration of Commitments and Addition of Lenders ............	30
2.20	Assignments; Sales of Participations and Other Interests in Advances ......................................................................................	32
2.21	Extension of Termination Date .................................................	36
2.22	Subsidiary Borrowers ................................................................	37
2.23	Defaulting Lenders .....................................................................	39
2.24	Benchmark Replacement Setting ..............................................	40
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ARTICLE 3
REPRESENTATIONS AND WARRANTIES42

3.1	Representations and Warranties by the Borrowers ................	42
ARTICLE 4
COVENANTS OF TBC44

4.1	Affirmative Covenants of TBC .................................................	44
4.2	General Negative Covenants of TBC ........................................	46
4.3	Financial Statement Terms ........................................................	48
4.4	Waivers of Covenants. ...............................................................	48
ARTICLE 5
CONDITIONS PRECEDENT TO BORROWINGS48

5.1	Conditions Precedent to the Initial Borrowing of TBC ..........	48
5.2	Conditions Precedent to Each Borrowing of TBC ..................	49
5.3	[Reserved]. ...................................................................................	49
5.4	Conditions Precedent to the Initial Borrowing of a Subsidiary Borrower ..................................................................	50
5.5	Conditions Precedent to Each Borrowing of a Subsidiary Borrower .....................................................................................	51
ARTICLE 6
EVENTS OF DEFAULT51

6.1	Events of Default ........................................................................	51
6.2	Lenders’ Rights upon Borrower Default ..................................	53
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ARTICLE 7
THE AGENT53

7.1	Appointment and Authority ......................................................	53
7.2	Rights as a Lender ......................................................................	53
7.3	Exculpatory Provisions. .............................................................	54
7.4	Reliance by Agent .......................................................................	55
7.5	Indemnification. ..........................................................................	55
7.6	Resignation of Agent. .................................................................	56
7.7	Delegation of Duties ....................................................................	57
7.8	Non-Reliance on Agent and Other Lenders .............................	57
7.9	No Other Duties, etc. ..................................................................	57
7.10	Lender ERISA Representation .................................................	57
7.11	Recovery of Erroneous Payments .............................................	57
ARTICLE 8
MISCELLANEOUS61

8.1	Modification, Consents and Waivers. .......................................	61
8.2	Notices. .........................................................................................	62
8.3	Costs, Expenses and Taxes. .......................................................	63
8.4	Binding Effect .............................................................................	64
8.5	Severability ..................................................................................	64
8.6	Governing Law ...........................................................................	64
8.7	Headings. .....................................................................................	65
8.8	Execution in Counterparts ........................................................	65
8.9	Right of Set-Off ...........................................................................	65
8.10	Confidentiality ............................................................................	65
8.11	Agreement in Effect ....................................................................	66
8.12	Patriot Act Notice .......................................................................	66
8.13	Jurisdiction, Etc. .........................................................................	66
8.14	No Fiduciary Duty ......................................................................	67
8.15	Waiver of Jury Trial ..................................................................	67
8.16	Acknowledgement and Consent to Bail-In of Certain Financial Institutions .................................................................	67
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Exhibit A-	Note
Exhibit B-	Notice of Borrowing
Exhibit C-	Request for Alteration
Exhibit D-	Borrower Subsidiary Letter
Exhibit E-	Extension Request
Exhibit F-	Continuation Notice
Exhibit G-	Opinion of Counsel of the Company
Exhibit H-	Opinion of Counsel for Agent
Exhibit I-	Opinion of in-house counsel to Subsidiary Borrower
Exhibit J-	Guaranty of TBC
Exhibit K-	Opinion of Counsel to TBC

Schedule I-	Commitments
Schedule II-	Agent Contact Details
CREDIT AGREEMENT
Dated as of August 24, 2026
THE BOEING COMPANY, a Delaware corporation (“TBC” or the “Company”), for itself and on behalf of the other BORROWERS (as defined below), the LENDERS (as defined below),
CITIBANK, N.A. and JPMORGAN CHASE BANK, N.A., as joint lead arrangers and joint book managers, JPMORGAN CHASE BANK, N.A., as syndication agent, and CITIBANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Agent”), agree as follows:
ARTICLE 1
Definitions
1.1Definitions. As used in this Agreement, the following terms have the respective meanings set out below:
“2025 364-Day Credit Agreement” means the Credit Agreement, dated as of August 25, 2025, as amended, by and among TBC, Citibank, N.A., as administrative agent, and certain other banks as lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Agent.
“Advance” means an advance made by a Lender to a Borrower as part of a Borrowing and refers to a Base Rate Advance or a SOFR Advance, each of which is a “Type” of Advance.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK
Financial Institution.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. (For purposes of this definition, the term “controls”, “controlling”,
“controlled by” and “under common control with” mean, with respect to a Person, the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such
Person, whether through the ownership of Voting Stock, by contract, or otherwise.)
“Agent” means Citibank, N.A. acting in its capacity as administrative agent for the Lenders, or any successor administrative agent appointed pursuant to Section 7.6.
“Agent’s Account” means the account of the Agent maintained by the Agent with Citibank,
N.A., at its office at 388 Greenwich Street, New York, New York 10013, Account
31311565, Attention: CBNA Lending Agency, Reference: The Boeing Company.
“Agreement” means this agreement, as it may be amended or otherwise modified from time to time, and any written additions or supplements hereto.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, and other similar laws, rules, and regulations of any jurisdiction applicable to TBC or any of its Subsidiaries from time to time concerning or relating to bribery, money laundering or corruption.
“Applicable Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Lending Office” in its Administrative Questionnaire or such other office of such Lender as such Lender may from time to time specify to TBC and the Agent.
“Applicable Margin” means, for any date, a fluctuating per annum rate equal to the then-
applicable rate set forth in the pricing grid below, depending upon the Debt Rating then in effect:

Level	Public Debt Rating: S&P, Moody’s and Fitch	Applicable Margin for SOFR Advances	Applicable Margin for Base Rate Advances
Level I	at least BBB+ by S&P, Baal by Moody’s or BBB+ by Fitch	1.250%	0.250%
Level II	less than Level I but at least BBB by S&P, Baa2 by Moody’s or BBB by Fitch	1.350%	0.350%
Level III	less than Level II but at least BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch	1.450%	0.450%
Level IV	less than Level III but at least BB+ by S&P, Ba1 by Moody’s or BB+ by Fitch	1.500%	0.500%
Level V	less than Level IV	1.700%	0.700%
“Applicable Percentage” means, for any date, a fluctuating per annum rate equal to the then-
applicable rate set forth in the pricing grid below, depending upon the Debt Rating then in effect:

Level	Public Debt Rating: S&P, Moody’s and Fitch	Applicable Percentage
Level I	at least BBB+ by S&P, Baa1 by Moody’s or BBB+ by Fitch	0.125%
Level II	less than Level I but at least BBB by S&P, Baa2 by Moody’s or BBB by Fitch	0.150%
Level III	less than Level II but at least BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch	0.175%
Level IV	less than Level III but at least BB+ by S&P, Ba1 by Moody’s or BB+ by Fitch	0.250%
Level V	less than Level IV	0.300%

“Available Tenor” means, as of any date of determination and with respect to the then-current
Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such
Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.24(d).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial
Institution.
“Bail-In Legislation” means:
(a)with respect to any EEA Member Country implementing Article 55 of Directive
2014/59/EU of the European Parliament and of the Council of the European
Union, the implementing law, regulation rule or requirement for such EEA
Member Country from time to time which is described in the EU Bail-In
Legislation Schedule; and
(b)with respect to the United Kingdom, Part I of the United Kingdom Banking Act
2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means the highest of (a) the rate of interest announced publicly by Citibank, N.A., in New York City, from time to time, as Citibank’s “base” rate, (b) the Federal Funds
Rate plus 0.50% per annum and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%.
“Base Rate Advance” means an Advance which bears interest at the Base Rate.
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark
Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark
Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.24(a).
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the
Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for
Dollar-denominated syndicated credit facilities at such time and (b) the related
Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.
All parties hereto acknowledge that the establishment of any such Benchmark Replacement
(together with any necessary or related changes, including Conforming Changes) is not intended to result in a deemed exchange for U.S. federal income tax purposes of any obligation of any Borrower under any Credit Document.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-
current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the
Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable
Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark
(or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided, that such non-
representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such
Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-
current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any
Available Tenor of such Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New
York, an insolvency official with jurisdiction over the administrator for such
Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such
Benchmark (or such component), which states that the administrator of such
Benchmark (or such component) has ceased or will cease to provide all Available
Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such
Benchmark (or such component thereof); or
(c)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such
Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available
Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark
Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than
90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a
Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder in accordance with
Section 2.24 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder in accordance with Section 2.24.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Borrower” means, individually and collectively, as the context requires, TBC and each
Subsidiary Borrower (unless and until it becomes a “Terminated Subsidiary Borrower”
pursuant to Section 2.22).
“Borrower Subsidiary Letter” means, with respect to any Subsidiary Borrower, a letter in the form of Exhibit D, signed by such Subsidiary Borrower and TBC.
“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by each of the Lenders pursuant to Section 2.1.
“Business Day” means any day that is not a Saturday, Sunday or other day of the year on which banks are required or authorized to close in New York City.
“Closing Date” means the date that the conditions set forth in Section 5.1 are satisfied or waived.
“Commitment” means, for each Lender, the full amount set forth opposite the name of such
Lender in Schedule I or, if such Lender is a Replacement Lender or a Lender that has entered into one or more assignments pursuant to Section 2.20 or Section 2.21, the amount set forth for such Lender in the Register maintained by the Agent pursuant to
Section 2.20(d), as such amount may be reduced pursuant to Section 2.3, Section 2.8 or
Section 2.19 or increased pursuant to Section 2.19.
“Communications” has the meaning specified in Section 8.2(d)(1).
“Company” means The Boeing Company, a Delaware corporation.
“Confidential Information” means information that a Borrower furnishes to the Agent or any
Lender in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the
Agent or such Lender from a source other than a Borrower.
“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government
Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12(d) and other technical, administrative or operational matters) that the Agent, in consultation with the Company, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines, in consultation with the Company, that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent, in consultation with the Company, decides is reasonably necessary in connection with the administration of this Agreement).
“Consolidated” refers to the consolidation of accounts in accordance with generally accepted accounting principles.
“Consolidated Net Tangible Assets” means the total amount of assets (less applicable reserves and other properly deductible items) after, deducting therefrom (i) all current liabilities
(excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (ii) all good will, trade names, trademarks, patents, unamortized debt discount and expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.
“Continuation Notice” has the meaning specified in Section 2.21(a).
“Continuing Lender” has the meaning specified in Section 2.21(a).
“Convert”, “Conversion” and “Converted” each means a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.10, 2.11 or 2.15.
“Debt” of a Person means
(i)indebtedness for borrowed money or for the deferred purchase price of property or services;
(ii)financial obligations evidenced by bonds, debentures, notes or other similar instruments;
(iii)financial obligations as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; and
(iv)obligations under direct or indirect guaranties in respect of, and obligations
(contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kind referred to in clauses (i) through (iii) above.
“Debt Rating” means, as of any date, the rating of the long-term senior unsecured debt of the
Company then in effect, provided, however, that if the ratings from S&P, Moody’s and
Fitch fall within different levels, (i) two of the ratings are at the same level and the other rating is one level higher or one level lower than the two same ratings, the Applicable
Margin and Applicable Percentage will be based on the two ratings at the same level, (ii)
two of the ratings are at the same level and the other rating is two or more levels above the two same ratings, the Applicable Margin and Applicable Percentage will be based on the rating that is one level above the two same ratings, (iii) two of the ratings are at the same level and the other rating is two or more levels below the two same ratings, the
Applicable Margin and Applicable Percentage will be based on the rating that is one level below the two same ratings and (iv) each of the three ratings fall within different levels, then the Applicable Margin and Applicable Percentage will be determined based on the rating level that is in between the highest and the lowest ratings, and provided further that if, at any time, no rating is available from S&P, Moody’s and Fitch or any other nationally recognized statistical rating organization designated by TBC and approved in writing by the Majority Lenders, the Applicable Margin and Applicable Percentage for
each Interest Period or each other period, as applicable, commencing during the thirty days following such ratings becoming unavailable shall be the Applicable Margin or
Applicable Percentage, respectively, in effect immediately prior to such ratings becoming unavailable. Thereafter, the rating to be used until ratings from S&P, Moody’s and Fitch become available shall be as agreed between TBC and the Majority Lenders, and TBC and the Majority Lenders shall use good faith efforts to reach such agreement within such thirty-day period, provided, however, that if no such agreement is reached within such thirty-day period the Applicable Margin and Applicable Percentage thereafter, until such agreement is reached, shall be (a) if any such rating has become unavailable as a result of
S&P, Moody’s or Fitch ceasing its business as a rating agency, the Applicable Margin or
Applicable Percentage, respectively, in effect immediately prior to such cessation or (b)
otherwise, the Applicable Margin or Applicable Percentage as set forth under Level V in the respective definitions of “Applicable Margin” and “Applicable Percentage”.
“Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
“Defaulting Lender” means, at any time, subject to Section 2.23(c), a Lender that (i) has failed for two or more Business Days to comply with its obligations under this Agreement to make an Advance (each a “funding obligation”), unless such Lender has notified the
Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied
(which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) has notified the Agent or the Company in writing, or has stated publicly, that it will not comply with any such funding obligation hereunder unless such writing or statement states that such position is based on such
Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (iii) has defaulted on its funding obligations under other loan agreements or credit agreements generally under which it has commitments to extend credit or has notified, or whose Parent Company has notified, the Agent or the Company in writing, or has stated publicly, that it does not intend to comply with its funding obligations under loan agreements or credit agreements generally, (iv) has, for three or more Business Days, failed to confirm in writing to the
Agent, in response to a written request of the Agent or the Company, that it will comply with its funding obligations hereunder (provided that such Lender will cease to be a
Defaulting Lender pursuant to this clause (iv) upon the Agent’s and the Borrower’s receipt of such written confirmation), or (v) as to which a Lender Insolvency Event has occurred and is continuing with respect to it or its Parent Company; provided that, for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of (1) the control, ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a governmental authority or (2) in the case of a solvent Lender, the precautionary appointment of an administrator, guardian, custodian or other similar official by a government authority under or based on the law of the country where such lender is subject to home jurisdiction supervision if applicable law requires that such appointment not be publicly disclosed, so long as, in the case of clause (1) and clause (2), such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting
Lender under clauses (i) through (v) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to
Section 2.23(c)) upon delivery of written notice of such determination to the Company and each Lender.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution
Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland,
Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” has the meaning specified in Section 2.19(d).
“Eligible Assignee” means
(i)a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus in excess of $3,000,000,000;
(ii)a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having a combined capital and surplus in excess of $3,000,000,000, provided that such bank is acting through a branch or agency located in either (a) the country in which it is organized or (b) another country which is also a member of the OECD or the Cayman Islands;
(iii)the central bank of any country which is a member of the OECD;

(iv)any Lender;
(v)an Affiliate of any Lender; or
(vi)any other Person approved in writing, so long as no Event of Default has occurred and is continuing, by TBC, which approval has been communicated in writing to the Agent, provided that none of (x) TBC or an Affiliate of TBC, (y) a natural
Person or (2) any Defaulting Lender shall qualify as an Eligible Assignee.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Borrower, or under common control with any Borrower, within the meaning of Section 414 of the Internal Revenue Code.
“Erroneous Payment” has the meaning specified in Section 2.217.11(a).
“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 7.11(d).
“Erroneous Payment Return Deficiency” has the meaning specified in Section 7.11(d).
“Erroneous Payment Subrogation Rights” has the meaning specified in Section 7.11(e).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default” means any of the events described in Section 6.1.
“Extension Request” has the meaning specified in Section 2.21.
“Facility Fee” has the meaning specified in Section 2.7.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section
1471(b)(1) of the Internal Revenue Code.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the
Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it;
provided that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Fitch” means Fitch, Inc.
“Floor” means a rate of interest equal to 0.00%.
“Guaranty” means each Guaranty Agreement executed by TBC in favor of the Agent and the
Lenders, unconditionally guaranteeing the payment of all obligations of a Subsidiary
Borrower hereunder and under any Notes executed or to be executed by it.
“Indemnified Costs” has the meaning specified in Section 7.5.
“Indemnified Party” has the meaning specified in Section 8.3(b).
“Interest Period” means, for each SOFR Advance constituting part of the same Borrowing, the period commencing on the date of such Advance or the date of the Conversion of a Base
Rate Advance into such a SOFR Advance and ending one month thereafter and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending one month thereafter, provided, however, that:
(i)no Interest Period shall end on a date later than the Termination Date;
(ii)Interest Periods commencing on the same date for Advances constituting part of the same Borrowing shall be of the same duration; and
(iii)whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of the Interest Period shall occur on the immediately preceding Business Day.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Lender”, subject to Section 2.20, means any of the institutions that is a signatory hereto or that, pursuant to Section 2.13, 2.19, 2.20 or 2.21, becomes a “Lender” hereunder.
“Lender Insolvency Event” means that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, or (ii) such Lender or its Parent Company is the subject of a Bail-In Action or a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or similar Person charged with the reorganization or liquidation of its business or custodian has been appointed for such
Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment.
“Majority Lenders” means Lenders holding greater than 50% of the then aggregate unpaid principal amount of the Advances or, if no Advances are outstanding, Lenders having greater than 50% of the total Commitments; provided that if any Lender shall be a
Defaulting Lender at such time, there shall be excluded from the determination of
Majority Lenders at such time the Commitments of such Lender at such time.
“Maturity Date” means the Termination Date or, if the Term Loan Conversion Option described in Section 2.3 has been exercised, the date that is the one-year anniversary of the
Termination Date.
“Moody’s” means Moody’s Investor Services, Inc.
“New Lender” has the meaning specified in Section 2.19(c).
“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.
“Non-Extending Lender” has the meaning specified in Section 2.21(a).
“Note” means a promissory note of a Borrower payable to the order of any Lender, in substantially the form of Exhibit A, evidencing the indebtedness of that Borrower to such
Lender resulting from the Advances made by such Lender to that Borrower.
“Notice of Borrowing” has the meaning specified in Section 2.2(a).
“OECD” means the Organization for Economic Cooperation and Development.
“Parent Company” means, with respect to a Lender, the bank holding company (as defined in
Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.
“Participant Register” has the meaning specified in Section 2.20(e).
“Payment Recipient” has the meaning specified in Section 7.11(a).
“Permitted Party” or “Permitted Parties” has the meaning specified in Section 8.10(a).
“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Platform” has the meaning specified in Section 8.2(d)(1).
“Property, Plant and Equipment” means any item of real property, or any interest therein, buildings, improvements and machinery.
“Proposed Increased Commitment” has the meaning specified in Section 2.19(c).
“Protesting Lender” has the meaning specified in Section 2.22(a).

“Register” has the meaning specified in Section 2.20(d).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve
Board or the Federal Reserve Bank of New York, or any successor thereto.
“Removal Effective Date” has the meaning specified in Section 7.6(b).
“Replacement Lenders” has the meaning specified in Section 2.21(c).
“Request for Alteration” means a document substantially in the form of Exhibit C, duly executed by TBC, pursuant to Section 2.19.
“Required Assignment” has the meaning specified in Section 2.20(a).
“Resignation Effective Date” has the meaning specified in Section 2.20(a)7.6(a).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK
Financial Institution, a UK Resolution Authority.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any legal Person listed on any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S.
Department of the Treasury, the U.S. Department of State, the U.S. Department of
Commerce, the United Nations Security Council, the European Union (including by any
European Union member state) or His Majesty’s Treasury of the United Kingdom; and
(b) any Person 50% or more owned or controlled by any such Person or Persons described in the foregoing clause (a).
“Sanctions” means any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by the Office of Foreign Assets Control of the U.S. Department of the
Treasury, the U.S. Department of State or the U.S. Department of Commerce); the United
Nations Security Council; the European Union (including by any European Union member state); or His Majesty’s Treasury of the United Kingdom.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR
Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Advance” means an Advance that bears interest as provided in Section 2.4(ii).
“Subsidiary” means any Person in which more than 50% of the Voting Stock or the interest in the capital or profits is owned by TBC, by TBC and any one or more other Subsidiaries, or by any one or more other Subsidiaries.
“Subsidiary Borrower” means, individually and collectively, as the context requires, each
Subsidiary that is or becomes a “Borrower” in accordance with Section 2.22; in each case, unless and until it becomes a “Terminated Subsidiary Borrower”.
“Subsidiary Borrower Termination Event” has the meaning specified in Section 2.22(c).
“TBC” means The Boeing Company, a Delaware corporation.
“Term Loan” means a term loan resulting from the conversion of Advances on the Termination
Date pursuant to Section 2.3.
“Term Loan Conversion Option” means the option under Section 2.3 for TBC to convert, as of the Termination Date, all or a part of the Advances then outstanding into Term Loans.
“Term SOFR” means,
(a)for any calculation with respect to a SOFR Advance, the Term SOFR Reference
Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S.
Government Securities Business Days prior to the first day of such Interest
Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term
SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark
Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S.
Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three
(3) U.S. Government Securities Business Days prior to such Periodic Term SOFR
Determination Day, and
(b)for any calculation with respect to a Base Rate Advance on any day, the Term
SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR
Term SOFR Determination Day”) that is two (2) U.S. Government Securities
Business Days prior to such day, as such rate is published by the Term SOFR
Administrator; provided, however, that if as of 5:00 p.m. (New York City time)
on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for
the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding
U.S. Government Securities Business Day for which such Term SOFR Reference
Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term
SOFR Determination Day;
provided that if Term SOFR determined as provided above shall ever be less than the Floor, then
Term SOFR shall be deemed to be the Floor.
“Term SOFR Administrator” means the CME Group Benchmark Administration Limited
(CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the
Agent in its reasonable discretion).
“Term SOFR Reference Rate” means the rate per annum determined by the Agent as the forward-looking term rate based on SOFR.
“Terminated Subsidiary Borrower” means, individually and collectively, as the context requires, a Subsidiary Borrower that has ceased to be a “Borrower” in accordance with
Section 2.22.
“Termination Date” means the earlier to occur of (i) August 23, 2027, as such date may be extended from time to time pursuant to Section 2.21, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.8 or Section 6.2.
“Total Capital” has the meaning specified in Section 4.2(b).
“Type”, as to Borrowings, means either Base Rate Advances or SOFR Advances.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the
PRA Rulebook (as amended from time to time) promulgated by the United Kingdom
Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA
Handbook (as amended from time to time) promulgated by the United Kingdom
Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unused Commitment” means, with respect to each Lender, such Lender’s Commitment minus the aggregate principal amount of Advances made by such Lender.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a
Sunday or (c) a day on which the Securities Industry and Financial Markets Association

recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“Voting Stock” means, as to a corporation, all the issued and outstanding capital stock of such corporation having general voting power, under ordinary circumstances, to elect a majority of the Board of Directors of such corporation (irrespective of whether or not any capital stock of any other class or classes shall or might have voting power upon the occurrence of any contingency).
“Write-Down and Conversion Powers” means:
(a)with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In
Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule; and
(b)with respect to the United Kingdom, any powers of the applicable Resolution
Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2Use of Defined Terms; References. Any defined term used in the plural preceded by the definite article encompasses all members of the relevant class. Any defined term used in the singular preceded by “a”, “an” or “any” indicates any number of the members of the relevant class. All references in this Agreement to a Section, Article, Schedule or Exhibit are to a Section, Article, Schedule or Exhibit of or to this Agreement, unless otherwise indicated.
1.3Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the audited financial statements referred to in Section
3.1(e).
1.4Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
1.5Rates. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference

Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any
Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement)
will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Term SOFR
or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base
Rate, the Term SOFR Reference Rate or Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the
Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
ARTICLE 2
Amounts and Terms of the Advances
2.1Advances.
(a)Obligation to Make Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances in U.S. dollars to the Borrowers from time to time on any Business Day during the period from the date hereof until the Termination
Date in an aggregate principal amount at any time outstanding not to exceed such
Lender’s Commitment.
(b)Amount of Advances. Each Borrowing shall be in an aggregate amount not less than
$10,000,000 or an integral multiple of $1,000,000 in excess thereof.
(c)Type of Advances. Each Borrowing shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender’s Commitment, the Borrowers may from time to time borrow, prepay pursuant to Section 2.12, and reborrow under this Section 2.1 and Section 2.2.
2.2Making Advances.
(a)Notice of Borrowing. Each Borrowing shall be made on notice, given by a Borrower to the Agent not later than 1:00 p.m. (New York City time) on the day of the proposed
Borrowing in the case of a Base Rate Borrowing and on the third U.S. Government
Securities Business Day prior to the date of the proposed Borrowing in the case of a
SOFR Borrowing (a “Notice of Borrowing”). Each such Notice of Borrowing shall be in substantially the form of Exhibit B, specifying the requested

(i)date of such Borrowing,
(ii)Type of Advances constituting such Borrowing, and
(iii)aggregate amount of such Borrowing.
Every Notice of Borrowing given by a Subsidiary Borrower must be countersigned by an authorized representative of TBC, in order to evidence the consent of TBC, in its sole discretion, to that proposed Borrowing. Upon receipt of a Notice of Borrowing, the Agent shall promptly give notice to each Lender thereof.
(b)Funding Advances. Each Lender shall, before 3:00 p.m. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing. After the Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 5, the Agent will make such funds available to the relevant Borrower at an account specified by such Borrower.
(c)Irrevocable Notice. Each Notice of Borrowing shall be irrevocable and binding. In the case of any Borrowing that the related Notice of Borrowing specifies is to be composed of SOFR Advances, the Borrower requesting such Borrowing shall indemnify each
Lender against any loss, cost or expense incurred by such Lender on account of any failure to fulfill on or before the date specified for such Borrowing in such Notice of
Borrowing the applicable conditions set forth in Article 5, including, without limitation, any loss (but excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such
Advance, as a result of such failure, is not made on such date.
(d)Lender’s Ratable Portion. Unless the Agent has received notice from a Lender prior to
3:00 p.m. (New York City time) on the day of any Borrowing that such Lender will not make available to the Agent such Lender’s ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.2 and the Agent may, in reliance upon such assumption, make available to the requesting Borrower on such date a corresponding amount. If and to the extent that a Lender has not so made such ratable portion available to the Agent, such Lender and such Borrower shall severally repay to the Agent forthwith on demand an amount that in the aggregate equals such corresponding amount together with interest thereon for each day from the date such amount is made available by the Agent to such Borrower until the date such amount is repaid to the Agent, at
(i)in the case of such Borrower, the interest rate applicable at the time to Advances constituting such Borrowing, and
(ii)in the case of such Lender, the Federal Funds Rate.

If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement.
(e)Independent Lender Obligations. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.
2.3Conversion to Term Loans, Repayment. The Borrowers shall, subject to the next succeeding sentence, repay to the Agent for the ratable account of the Lenders on the
Termination Date the aggregate principal amount of the Advances then outstanding. TBC may, upon notice given to the Agent not later than 11:00 a.m. (New York City time) on the second Business Day prior to the Termination Date and upon payment of a fee to the
Agent for the ratable account of the Lenders equal to 1.25% of the aggregate principal amount of the Advances outstanding on the Termination Date, convert all or a part of the unpaid principal amount of the Advances outstanding as of the Termination Date into
Term Loans. If this Term Loan Conversion Option is exercised, then, on the Termination
Date, immediately prior to the time when the unpaid principal amount of the Advances would otherwise be due, the Advances shall automatically convert into Term Loans which the respective Borrowers shall repay to the Agent for the ratable accounts of the
Lenders on the Maturity Date. The amounts so converted shall be treated for all purposes of this Agreement as Advances except that after the Termination Date:
(i)the Borrowers may not make any additional borrowings;
(ii)any amounts paid or prepaid may not be reborrowed;
(iii)the amount of each Lender’s Commitment shall be equal at all times to the principal amount of the Term Loans payable to such Lender from time to time;
and
(iv)the provisions of Section 2.19 shall not be effective.
2.4Interest Rate on Advances. Each Borrower shall pay interest on the unpaid principal amount of each of its Advances from the date of such Advance until such principal amount is paid in full, at the following rates per annum:
(i)during each period in which such Advance is a Base Rate Advance, at a rate per annum equal at all times to the Base Rate in effect from time to time plus the
Applicable Margin, payable quarterly in arrears on the first day of each January,
April, July and October and on (x) the Termination Date, or (y) if TBC has
exercised the Term Loan Conversion Option, the Maturity Date, and
(ii)during each period in which such Advance is a SOFR Advance, at a rate per annum equal at all times during each relevant Interest Period for such Advance to
Term SOFR for such Interest Period plus the Applicable Margin, payable on the last day of each such Interest Period, and on the date such Advance is Converted or paid in full;
provided that in the event and during the continuance of an Event of Default the
Agent may, and upon the request of the Majority Lenders shall, give notice to the
Borrowers that (x) the Applicable Margin shall immediately increase by 1.0%
above the Applicable Margin then in effect, and, in the case of a SOFR Advance, such Advance shall automatically convert to a Base Rate Advance at the end of the Interest Period then in effect for such SOFR Advance and (y) to the fullest extent permitted by law, the Borrowers shall pay interest on the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 1% above the Base Rate; provided, however, that following acceleration of the Advances pursuant to Section 6.2, the foregoing described interest shall accrue and be payable hereunder whether or not previously required by the Agent.
2.5[Reserved].
2.6[Reserved].
2.7Fees. TBC agrees to pay to the Agent for the account of each Lender a facility fee
(“Facility Fee”) on such Lender’s Commitment, without regard to usage; provided that no Defaulting Lender shall be entitled to receive any Facility Fee for any period during which that Lender is a Defaulting Lender except to the extent allocable to the outstanding principal amount of Advances funded by it (and TBC shall not be required to pay such fee that otherwise would have been required to have been paid to that Defaulting Lender).
The Facility Fee shall be payable for the periods from the date hereof in the case of each
Lender named in Schedule I, and from the effective date on which any other Lender becomes party hereto, until the Maturity Date (or such earlier date on which such Lender ceases to be a party hereto) at the rate per annum equal to the Applicable Percentage.
Facility Fees shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the term of this Agreement and on the Maturity Date. The amount of the Facility
Fee payable on October 1, 2026 and on the Maturity Date shall be prorated based on the actual number of days elapsed either since the date hereof (in the case of the October 1,
2026 payment) or since the date on which the last payment in respect of the Facility Fee was made (in the case of the payment made on the Maturity Date).  For the avoidance of doubt, if TBC has exercised the Term Loan Conversion Option, for purposes of calculating the Facility Fee under this Section 2.7 at any time after the Termination Date, the amount of the “Commitments” at any time shall equal the amount of the Advances outstanding at such time.
2.8Reduction of the Commitments.
(a)Optional Reductions. TBC shall have the right, upon at least three Business Days’ notice to the Agent, to permanently terminate in whole or permanently reduce ratably in part the unused portions of the Commitments, provided that each partial reduction shall be in a minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.
(b)Mandatory Reduction. At the close of business on the Termination Date, the aggregate
Commitments shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Commitments immediately prior to giving effect to such reduction exceed the aggregate unpaid principal amount of the
Advances then outstanding.
2.9[Reserved].
2.10SOFR Determination.
(a)Methods to Determine SOFR. The Agent shall determine Term SOFR for each SOFR
Advance by using the methods described in the definition of the term “Term SOFR,” and shall give prompt notice to the relevant Borrowers and the Lenders of each such determination.
(b)[Reserved].
(c)Inadequate or Unavailable SOFR. If, with respect to any SOFR Advances (i) the Majority
Lenders notify the Agent that SOFR for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective SOFR Advances for such Interest Period or (ii) the sources used to determine Term SOFR hereunder (including, without limitation, any of the screen pages specified herein or any of the substitute or successor pages thereto) are unavailable and a
Benchmark Transition Event has not occurred, the Agent shall forthwith so notify the relevant Borrowers and the Lenders, whereupon
(i)each such SOFR Advance will automatically, on the last day of the then existing
Interest Period therefor, Convert into a Base Rate Advance, and
(ii)the obligation of the Lenders to make, or to Convert Base Rate Advances into,
SOFR Advances shall be suspended until the Agent notifies the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.
2.11Voluntary Conversion of Advances; Continuation of Advances. (a) Subject to the
provisions of Sections 2.10 and 2.15, any Borrower may Convert all such Borrower’s
Advances of one Type constituting the same Borrowing into Advances of the other Type on any Business Day, upon notice given to the Agent not later than 11:00 a.m. (New
York City time) on the third U.S. Government Securities Business Day prior to the date of the proposed Conversion; provided, however, that the Conversion of a SOFR Advance into a Base Rate Advance may be made on, and only on, the last day of an Interest Period for such SOFR Advance. Each such notice of a Conversion shall, within the restrictions specified above, specify
(i)the date of such Conversion, and

(ii)the Advances to be Converted.
(b)    Continuation.  Subject to the provisions of Sections 2.10 and 2.15, the Borrower may continue SOFR Advances upon notice given to the Agent not later than 11:00 a.m. (New
York City time) on the third U.S. Government Securities Business Day prior to the last day of the applicable Interest Period.  Each such notice of a conversion shall, within the restrictions specified above, specify
(i)the applicable Interest Period selected, and
(ii)the Advances to be continued.
If no notice of continuation is given to the Agent before the end of an Interest Period as set forth above, the applicable SOFR Advances shall automatically be continued for an
Interest Period of one month’s duration.
2.12Prepayments. Any Borrower shall have the right at any time and from time to time, upon prior written notice from such Borrower to the Agent, to prepay its outstanding principal obligations with respect to its Advances in whole or ratably in part (except as provided in
Section 2.15 or 2.19), provided that every notice of prepayment given by a Subsidiary
Borrower must be countersigned by an authorized representative of TBC, in order to evidence the consent of TBC, in its sole discretion, to that prepayment. Such prepaying
Borrower may be obligated to make certain prepayments of obligations with respect to one or more Advances subject to and in accordance with this Section 2.12.
(a)Base Rate Borrowings Prepayments. With respect to Base Rate Borrowings, such prepayment shall be without premium or penalty, upon notice given to the Agent, and shall be made not later than 11:00 a.m. (New York City time) on the date of such prepayment. The applicable Borrower shall designate in such notice the amount and date of such prepayment. Accrued interest on the amount so prepaid shall be payable on the first Business Day of the calendar quarter next following the prepayment. The minimum amount of Base Rate Borrowings which may be prepaid on any occasion shall be
$10,000,000 or an integral multiple of $1,000,000 in excess thereof or, if less, the total amount of Base Rate Advances then outstanding for that Borrower.
(b)SOFR Borrowings Prepayments. With respect to SOFR Borrowings, such prepayment shall be made on at least three U.S. Government Securities Business Days’ prior written notice to the Agent not later than 11:00 a.m. (New York City time), and if such notice is given the applicable Borrower shall prepay the outstanding principal amount of the
Advances constituting part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. The minimum amount of SOFR Borrowings which may be prepaid on any occasion shall be
$10,000,000 or an integral multiple of $1,000,000 in excess thereof or, if less, the total amount of SOFR Advances then outstanding for that Borrower.
(c)Additional Prepayment Payments. The prepaying Borrower shall, on the date of the prepayment of any SOFR Advances, pay to the Agent for the account of each Lender interest accrued to such date of prepayment on the principal amount prepaid plus, in the case only of a prepayment on any date which is not the last day of an applicable Interest

Period, any amounts which may be required to compensate such Lender for any losses or out-of-pocket costs or expenses (including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds, but excluding loss of anticipated profits) incurred by such Lender as a result of such prepayment, provided that such Lender shall exercise reasonable efforts to minimize any such losses, costs and expenses.
(d)SOFR Advance Prepayment Expense. If, due to the acceleration of any of the Advances pursuant to Section 6.2(b), an assignment, repayment or prepayment under Section 2.19,
2.20 or 2.21 or otherwise, any Lender receives payment of its portion of, or is subject to any Conversion from, any SOFR Advance on any day other than the last day of an
Interest Period with respect to such Advance, the relevant Borrowers shall pay to the
Agent for the account of such Lender any amounts which may be payable to such Lender by such Borrower by reason of payment on such day as provided in Section 2.12(c).
2.13Increases in Costs.
(a)Costs from Law or Authorities. If, due to either
(1)the introduction of, or any change in, or new interpretation of, any law or regulation effective at any time and from time to time on or after the date hereof,
or
(2)the compliance with any guideline or the request from or by any central bank or other governmental authority (whether or not having the force of law), there is an increase in the cost incurred by a Lender in agreeing to make or making, funding or maintaining any Advance then or at any time thereafter outstanding (excluding for purposes of this Section 2.13 any such increased costs resulting from (i) Taxes or
Other Taxes (as to which Section 2.14 shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its
Applicable Lending Office (or any political subdivision thereof) and (iii) FATCA), then
TBC shall from time to time, upon demand of such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender such amounts as are required to compensate such Lender for such increased cost, provided that such Lender shall exercise reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any such increased cost and provided further that the
Borrowers shall not be required to pay any such compensation with respect to any period prior to the 90th day before the date of any such demand, unless such introduction, change, compliance or request shall have retroactive effect to a date prior to such 90th day. A certificate as to the amount of such increase in cost, submitted to the relevant
Borrowers and the Agent by such Lender, shall be conclusive and binding for all purposes under this Section 2.13(a), absent manifest error.
(b)Increased Capital Requirements. If any Lender determines that compliance with any law or regulation or any guidelines or request from any central bank or other governmental authority (whether or not having the force of law) which is enacted, adopted or issued at any time and from time to time after the date hereof affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender (or any corporation controlling such Lender) and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender’s Commitment and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Agent), the Borrowers shall immediately pay to the Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender’s Commitment, provided that such Lender shall exercise reasonable efforts (consistent with its internal policy and legal and regulatory restrictions)
to minimize any such compensation payable by the Borrowers hereunder and provided further that the Borrowers shall not be required to pay any such compensation with respect to any period prior to the 90th day before the date of any such demand, unless such introduction, change, compliance or request shall have retroactive effect to a date prior to such 90th day. A certificate as to such amounts submitted to the relevant
Borrowers and the Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.
(c)Borrower Rights Upon Cost Increases. Upon receipt of notice from any Lender claiming compensation pursuant to this Section 2.13 or Section 2.14 and as long as no Default has occurred and is continuing, TBC shall have the right, on or before the 30th day after the date of receipt of any such notice,
(i)to arrange for one or more Lenders or other commercial banks to assume the
Commitment of such Lender; subject, however, to payment to the Agent by the assignor or the assignee of a processing and recording fee of $3,500, in the event the assuming lender is not a Lender; or
(ii)to arrange for the Commitment of such Lender to be terminated and all Advances owed to such Lender to be prepaid;
and, in either case, subject to payment in full of all principal, accrued and unpaid interest, fees and other amounts payable under this Agreement and then owing to such Lender immediately prior to the assignment or termination of the Commitment of such Lender.
(d)For the avoidance of doubt, this Section 2.13 shall apply to all requests, rules, guidelines or directives concerning increased costs and capital adequacy or liquidity (i) issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and
(ii) promulgated by the Bank for International Settlements, the Basel Committee on
Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued.
2.14Taxes.
(a)Exclusion and Inclusion of Taxes. Any and all payments by each Borrower hereunder or with respect to any Advances or under any Notes shall be made, in accordance with

Section 2.16, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender and the Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender’s Applicable Lending Office or any political subdivision thereof and (ii) any United States withholding tax imposed under FATCA (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or with respect to any Advances or under any
Notes, hereinafter referred to as “Taxes”). If any Borrower shall be required by law to deduct any Taxes from or in respect to any sum payable hereunder or with respect to any
Advances or under any Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.
(b)Payment of Other Taxes. In addition, each Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges, or levies that arise from any payment made hereunder or with respect to any Advances and under any Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or any Notes (“Other Taxes”).
(c)Indemnification as to Taxes. Each Borrower shall indemnify each Lender and the Agent for and hold it harmless against the full amount of Taxes and Other Taxes (including
Taxes and Other Taxes imposed on amounts payable under this Section 2.14), imposed on or paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor.
(d)Evidence of or Exemption from Taxes. Within 30 days after the date of any payment of
Taxes, the Borrower which paid such Taxes shall furnish to the Agent, at its address referred to in Section 8.2, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or with respect to the Advances or under any Notes by or on behalf of any Borrower through an account or branch outside the
United States or by or on behalf of any Borrower by a payor that is not a United States person, if the applicable Borrower determines that no taxes are payable in respect thereof, such Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel or other supporting documentation acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms “United States” and “United States person” have the meanings specified in Section 7701 of the Internal Revenue Code.
(e)Status of Lenders. For purposes of this Section 2.14(e), the term “Lender” includes the
Agent.
(i)Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement (in the case of each Lender listed in Schedule I), and from the date on which any other
Lender becomes a party hereto (in the case of each other Lender), and from time to time thereafter as requested in writing by TBC (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Agent and TBC with two copies of Internal Revenue Service forms W-8BEN, W-8BEN-E,
W-8IMY, or W-8ECI, as appropriate, or any successor form prescribed by the
Internal Revenue Service, to establish that such Lender is not subject to, or is entitled to a reduced rate of, United States withholding tax on payments pursuant to this Agreement or with respect to any Advances or any Notes. If the forms provided by a Lender at the time such Lender first becomes a party to this
Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lower rate applies, whereupon withholding tax at such lower rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date on which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection 2.14(a) in respect of United
States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United
States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection 2.14(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN, W-8BEN-E, W-8IMY, or W-8ECI, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the relevant
Borrowers and shall not be obligated to include in such form or document confidential information.
(ii)Each Lender that is a United States person shall deliver to TBC and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement
(and from time to time thereafter upon the reasonable request of TBC or the
Agent), executed copies of Internal Revenue Service forms W-9 certifying that such Lender is exempt from United States federal backup withholding tax.
(iii)If a payment made to a Lender would be subject to United States federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in
Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such

Lender shall deliver to TBC, at the time or times prescribed by law and at such time or times reasonably requested in writing by TBC, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i)
of the Internal Revenue Code) and such additional documentation reasonably requested in writing by TBC as may be necessary for each Borrower to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this Section 2.14(e)(iii)
FATCA shall include any Treasury regulations or interpretations thereof.
(f)Lender Failure to Provide IRS Forms. For any period with respect to which any Lender has failed to provide TBC with the appropriate form described in subsection 2.14(e)
(other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection 2.14(e)), such Lender shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, TBC shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.
(g)Treatment of Certain Refunds. If the Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 2.14, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant governmental authority with respect to such refund), provided that such Borrower, upon the request of the Agent or such Lender agrees to repay the amount paid over to such
Borrower (plus any penalties, interest or other charges imposed by the relevant governmental authority) to the Agent or such Lender in the event the Agent or such
Lender is required to repay such refund to such governmental authority. This paragraph shall not be construed to require the Agent or any Lender to make available its tax returns
(or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.
2.15Illegality. If any Lender shall notify the Agent that either
(a)there is any introduction of, or change in or in the interpretation of, any law or regulation that in the opinion of counsel for such Lender in the relevant jurisdiction makes it unlawful, or
(b)any central bank or other governmental authority asserts that it is unlawful for such Lender to continue to fund or maintain any SOFR Advances or to perform its obligations hereunder with respect to SOFR Advances hereunder, then, upon the issuance of such opinion of counsel or such assertion by a central bank or other governmental authority, the Agent shall give notice of such opinion or assertion to the Borrowers
(accompanied by such opinion, if applicable). The Borrowers shall forthwith (or at the end of the then-current Interest Period if the SOFR Advances may be lawfully maintained as SOFR Advances until then) either
(i)prepay in full all SOFR Advances made by such Lender, with accrued interest thereon or
(ii)Convert each such SOFR Advance made by such Lender into a Base Rate
Advance.
Upon such prepayment or Conversion, the obligation of such Lender to make SOFR
Advances, or to Convert Advances into SOFR Advances, shall be suspended until the
Agent shall notify the Borrowers that the circumstances causing such suspension no longer exists.
2.16Payments and Computations.
(a)Time and Distribution of Payments. The Borrowers shall make each payment hereunder and with respect to any Advances or under any Notes, without counterclaim or setoff, not later than 11:00 a.m. (New York City time) on the day when due in U.S. dollars to the
Agent at the Agent’s Account in same day funds. The Agent shall promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.13, 2.14, 2.15 or 2.19) to the
Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. From and after the effective date of an assignment pursuant to Section 2.20, the Agent shall make all payments hereunder and with respect to any
Advances or under any Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such assignment shall make all appropriate adjustments in such payments for the periods prior to such effective date directly between themselves.
(b)Computation of Interest and Fees. All computations of interest based on clause (a) of the definition of Base Rate shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be. All computations of interest based on SOFR, the Federal Funds
Rate or clause (c) of the definition of Base Rate and of Facility Fees shall be made by the
Agent on the basis of a year of 360 days, in each case for the actual number of days
(including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.
(c)Payment Due Dates. Whenever any payment hereunder or with respect to any Advances or under any Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be, but not later than the Termination Date or, if the Term Loan Conversion Option

has been exercised, the Maturity Date; provided, however, if such extension would cause payment of interest on or principal of SOFR Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business
Day.
(d)Presumption of Borrower Payment. Unless the Agent receives notice from a Borrower prior to the date on which any payment is due to any Lenders hereunder that such
Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that such Borrower has not made such payment in full to the Agent, each such Lender shall repay to the
Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate.
2.17Sharing of Payments, Etc. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective
Advances and other amounts owing them; provided that:
(i)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)the provisions of this paragraph shall not be construed to apply to (x) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a
Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to a Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).
Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.
2.18Evidence of Debt.

(a)Lender Records; If Notes Required. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Advances. Each Borrower shall, upon notice by any
Lender to such Borrower (with a copy of such notice to the Agent) to the effect that a
Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, such Borrower shall promptly execute and deliver to such Lender a Note payable to the order of such Lender in a principal amount up to the Commitment of such
Lender.
(b)Record of Borrowings, Payables and Payments. The Register maintained by the Agent pursuant to Section 2.20(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i)the date and amount of each Borrowing made hereunder to each Borrower, the
Type of Advances constituting such Borrowing and, if appropriate, the Interest
Period applicable thereto,
(ii)the terms of each assignment pursuant to Section 2.20,
(iii)the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder, and
(iv)the amount of any sum received by the Agent from a Borrower hereunder and each Lender’s share thereof.
(c)Evidence of Payment Obligations. Entries made in good faith by the Agent in the
Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from a Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such
Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrowers under this Agreement.
2.19Alteration of Commitments and Addition of Lenders.
(a)Alter Lender Commitment. By a written agreement executed only by TBC, the Agent and the affected Lender and any non-party lender involved,
(i)the Commitment of such affected Lender may be increased to the amount set forth in such agreement;
(ii)such non-party lender may be added as a Lender with a Commitment as set forth in such agreement, provided that such lender agrees to be bound by all the terms and provisions of this Agreement; and

(iii)the unused portion of the Commitment of such affected Lender may be reduced or terminated and the Advances owing to such Lender may be prepaid in whole or in part, all as set forth in such agreement.
(b)Conditions to Alteration. The Agent may execute any such agreement without the prior consent of any Lender other than the Lender affected, provided, however, that if at the time the Agent proposes to execute such agreement either (A) TBC’s long-term senior unsecured debt is rated by any two of S&P, Moody’s and Fitch, lower than BBB- by
S&P, lower than Baa3 by Moody’s or lower than BBB- by Fitch or (B) a Default has occurred and is continuing, then the Agent shall not execute any such agreement unless it has first obtained the prior written consent of the Majority Lenders, and provided further that the Agent shall not execute any such agreement without the prior written consent of the Majority Lenders if such agreement would increase the total of the Commitments to an amount in excess of $3,000,000,000 or, pursuant to Section 2.19(c), $4,000,000,000.
(c)Increase Total Commitment. The Company has the right to increase the total of the
Commitments through a Request for Alteration, in minimum increments of $5,000,000, up to a maximum aggregate of Commitments of $4,000,000,000, provided that, in addition to the requirements specified in Section 2.19(b), at the time of and after giving effect to an increase, TBC’s long-term senior unsecured non-credit-enhanced debt ratings from any two of S&P, Moody’s and Fitch are better than or equal to BBB-, Baa3 and
BBB-, respectively. The Company may offer the proposed increase (the “Proposed
Increased Commitment”) to such Lender(s) or third party financial institutions acceptable to the Agent (“New Lenders”) as the Company may select, provided that
(i)such selected Lender(s) and such New Lender(s) shall have the right, but no obligation, to increase (or establish) its Commitment, by giving notice thereof to the Agent, to all or a portion of the Proposed Increased Commitment, allocations to be at the sole discretion of the Company, and
(ii)that the minimum commitment of each New Lender equals or exceeds
$25,000,000.
(d)Request for Alteration. The Agent shall give each Lender prompt notice of any such agreement becoming effective. All requests for Lender consent under the provisions of this Section 2.19 shall specify the date upon which any such increase, addition, reduction, termination, or prepayment shall become effective (the “Effective Date”) and shall be made by means of a Request for Alteration substantially in the form as set forth in
Exhibit C. On the Effective Date on which the Commitment of any Lender is increased, decreased, terminated or created or on which prepayment is made, all as described in such Request for Alteration, the Borrowers or such Lender, as the case may be, shall make available to the Agent not later than 12:30 p.m. (New York City time) on such date, in same day funds, the amount, if any, which may be required (and the Agent shall distribute such funds received by it to the Borrowers or to such Lenders, as the case may
be) so that at the close of business on such date the sum of the Advances of each Lender then outstanding shall be in the same proportion to the total of the Advances of all the
Lenders then outstanding as the Commitment of such Lender is to the total of the
Commitments. The Agent shall give each Lender notice of the amount to be made available by, or to be distributed to, such Lender at least three Business Days before such payment is made.
2.20Assignments; Sales of Participations and Other Interests in Advances.
(a)Assignment of Lender Obligations. From time to time each Lender may, with the prior written consent of TBC (so long as no Event of Default has occurred and is continuing)
and subject to the qualifications set forth below, assign to one or more Lenders or an
Eligible Assignee all or any portion of its rights and obligations under this Agreement
(including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note, if any, held by it) and will, at any time, if arranged by the Company pursuant to clause (i)(A) below upon at least 30 days’ notice to such Lender and the
Agent, assign to one or more Eligible Assignees all of its rights and obligations under this
Agreement (including without limitation, all of its Commitment, the Advances owing to it and the Note, if any, held by it); subject to the following:
(i)If such Lender notifies TBC and the Agent of its intent to request the consent of
TBC to an assignment, or if any Lender is a Defaulting Lender, TBC shall have the right, for 30 days after receipt of such notice or notice from the Agent that such Lender is a Defaulting Lender, as the case may be, and so long as no Event of Default has occurred and is continuing, in its sole discretion either (A) to arrange for one or more Eligible Assignees to accept such assignment or, in the case of a Defaulting Lender, an assignment of all of such Lender’s Advances and
Commitment (a “Required Assignment”) or (B) other than in the case of a
Defaulting Lender, to arrange for the rights and obligations of such Lender
(including, without limitation, such Lender’s Commitment), and the total
Commitments, to be reduced by an amount equal to the amount of such Lender’s
Commitment proposed to be assigned and, in connection with such reduction, to prepay that portion of the Advances owing to such Lender which it proposes to assign;
(ii)If TBC fails to notify such Lender within 30 days of TBC’s receipt of such
Lender’s request for consent to assignment, the Borrowers shall be deemed to consent to the proposed assignment;
(iii)Any such assignment shall not require any Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the interests in the Advances under the blue sky laws of any state and the assigning
Lender shall otherwise comply with all federal and state securities laws applicable to such assignment;
(iv)Unless TBC consents, the amount of the Commitment of the assigning Lender being assigned pursuant to any such assignment (determined as of the date of the assignment) shall either (A) equal 50% of all such rights and obligations (or 100%
in the case of a Required Assignment) or (B) not be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof;
(v)Unless either (x) TBC consents or (y) an Event of Default has occurred and is continuing, the aggregate amount of the Commitment assigned pursuant to all such assignments of such Lender (after giving effect to such assignment) shall in no event exceed 50% (except in the case of a Required Assignment) of all such
Lender’s Commitment (as set forth in Schedule I, in the case of each Lender that is a party hereto as of August 24, 2026, or as set forth in the Register as the aggregate Commitment assigned to such Lender pursuant to one or more assignments, in the case of any assignee);
(vi)No Lender shall be obligated to make a Required Assignment unless such Lender has received payments in an aggregate amount at least equal to the outstanding principal amount of all Advances being assigned, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement (including without limitation
Section 2.12(c), provided that such Lender shall receive its pro rata share of the
Facility Fee on the next date on which the Facility Fee is payable); and
(vii)In connection with any assignment of rights and obligations of any Defaulting
Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations, or other compensating actions, including funding, with the consent of TBC, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting
Lender to the Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all
Advances with its ratable portion. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a
Defaulting Lender for all purposes of this Agreement until such compliance occurs and except to the extent otherwise expressly agreed by the affected parties and subject to Section 8.16, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(b)Effect of Lender Assignment. From and after the effective date of any assignment pursuant to Section 2.20(a), (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, it shall have the rights and obligations of a Lender hereunder and (ii) the
Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights (other than its rights under Section 2.13, 2.14, 2.19 or 8.3 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this
Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).
(c)Security Interest; Assignment to Lender Affiliate. Notwithstanding Section 2.20(a) or any
other provision in this Agreement, any Lender may, upon prior or contemporaneous notice to TBC and the Agent, at any time (i) create a security interest in all or any portion of its rights under this Agreement (including without limitation, the Advances owing to it and the Notes held by it, if any) to secure obligations of such Lender, including in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System or any other governmental agency or instrumentality, and
(ii) assign all or any portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the
Note held by it, if any) to an Affiliate of such Lender unless the result of such an assignment would be to increase the cost to any Borrowers of requesting, borrowing, continuing, maintaining, paying or converting any Advances.
(d)Agent’s Register. The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at its address referred to in Section 8.2 a copy of each assignment delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the
Advances of each Borrower owing to, each Lender from time to time (the “Register”).
The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each entity whose name is recorded in the Register as a Lender hereunder for all purposes of this
Agreement. The Register shall be available for inspection by the Borrowers or any
Lender at any reasonable time and from time to time upon reasonable prior notice. Upon receipt by the Agent from the assigning Lender of an assignment in form and substance satisfactory to the Agent executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with evidence of each Advance subject to such assignment, an Administrative Questionnaire for such assignee and a processing and recording fee of $3,500 (payable by either the assignor or the assignee), the Agent shall, if such assignment is a Required Assignment or has been consented to by TBC to the extent required by Section 2.20(a) or has been effected pursuant to Section 2.21(c), (i)
accept such assignment, (ii) record the information contained therein in the Register, and
(iii) give prompt notice thereof to TBC.
(e)Lender Sale of Participations. Each Lender may sell participations in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Notes held by it, if any) to one or more Affiliates of such Lender or to one or more other financial institutions;
provided, however, that
(i)any such participation shall not require any Borrowers to file a registration statement with the Securities and Exchange Commission or apply to qualify any interests in the Advances or any Notes under the blue sky laws of any state and the Lender selling or granting such participation shall otherwise comply with all federal and state securities laws applicable to such transaction,

(ii)no purchaser of such a participation shall be considered to be a “Lender” for any purpose under the Agreement,
(iii)such Lender’s obligations under this Agreement (including, without limitation, its
Commitment to the Borrowers) shall remain unchanged,
(iv)such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(v)such Lender shall remain the holder of any Notes issued with respect to its
Advances for all purposes of this Agreement,
(vi)the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement,
(vii)no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by any Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, and
(viii)such Lender shall, acting solely for this purpose as a non-fiduciary agent of the
Borrower, maintain a register on which it enters the name and address of each purchaser of such a participation and the principal amounts (and stated interest) of each such Person’s interest in its rights and obligations under this Agreement
(including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Notes held by it, if any) (the “Participant Register”);
provided that such Lender shall not have any obligation to disclose all or any portion of the Participant Register (including the identity of any Person or any information relating to a Person’s interest in any commitments, loans, letters of credit or its other obligations under this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c)
of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Borrower agrees that each purchaser of such a participation shall be entitled to the benefits of Section 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(e) (it being understood that the documentation required under Section 2.14(e) shall be delivered to the Lender selling the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 2.20(a).

(f)Confidential Borrower Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 2.20, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the
Borrowers; provided, however, that, prior to any such disclosure of Confidential
Information, such Lender shall obtain the written consent of the Borrowers, and the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any such Confidential Information received by it from such Lender except as disclosure may be required or appropriate to governmental authorities, pursuant to legal process, or by law or governmental regulation or authority.
2.21Extension of Termination Date.
(a)Extension Request. TBC may, on behalf of itself and the Subsidiary Borrowers, by written notice to the Agent in the form of Exhibit E (each such notice being an
“Extension Request”) given no earlier than 60 days and no later than 45 days prior to the then applicable Termination Date, request that the then applicable Termination Date be extended to a date 364 days after the then applicable Termination Date; provided, however, that TBC shall not have exercised the Term Loan Conversion Option for
Advances outstanding on such Termination Date prior to such time. Such extension shall be effective with respect to each Lender which, by a written notice in the form of Exhibit
F (a “Continuation Notice”) to TBC and the Agent given no earlier than 45 days and no later than 28 days (unless otherwise agreed by TBC and the Agent) prior to the then applicable Termination Date, consents, in its sole discretion, to such extension (each
Lender giving a Continuation Notice being referred to sometimes as a “Continuing
Lender” and each Lender other than a Continuing Lender being a “Non-Extending
Lender”), provided, however, that such extension shall be effective only if the aggregate
Commitments of the Continuing Lenders, together with the Commitments of the
Replacement Lenders, are greater than 50% of the aggregate Commitments of the
Lenders on the date of the Extension Request. No Lender shall have any obligation to consent to any such extension of the Termination Date. The Agent shall notify each
Lender of the receipt of an Extension Request within three (3) Business Days after receipt thereof. The Agent shall notify the Company and the Lenders no later than 15 days prior to the then applicable Termination Date whether the Agent has received Continuation
Notices from Lenders holding at least 50% of the aggregate Commitments on the date of the Extension Request.
(b)Non-Extending Lenders. The Commitment of each Non-Extending Lender shall terminate at the close of business on the Termination Date in effect prior to the delivery of such Extension Request without giving any effect to such proposed extension, and on such Termination Date TBC shall take one of the following three actions:
(i)Replace the Non-Extending Lenders pursuant to Section 2.21(c);
(ii)Pay or cause to be paid to the Agent, for the account of the Non-Extending
Lenders, an amount equal to the Non-Extending Lenders’ Advances, together with accrued but unpaid interest and fees thereon and all other amounts then payable hereunder to the Non-Extending Lenders; or

(iii)By giving notice to the Agent no later than three days prior to the Termination
Date in effect prior to the delivery of such Extension Request, elect not to extend the Termination Date beyond the then applicable Termination Date, and in this event the Borrowers may in their sole discretion repay any amount of the
Advances then outstanding or exercise the Term Loan Conversion Option with respect to the Advances outstanding on the Termination Date in accordance with
Section 2.3.
(c)Replacement Lenders. A Non-Extending Lender shall be obligated, at the request of
TBC, to assign at any time prior to the close of business on the Termination Date applicable to such Non-Extending Lender all of its rights (other than rights that would survive the termination of the Agreement pursuant to Section 8.3) and obligations hereunder to one or more Lenders or other commercial banks nominated by TBC and willing to become Lenders in place of such Non-Extending Lender (the “Replacement
Lenders”). In order to qualify as a Replacement Lender, a Lender or lender must satisfy all of the requirements of this Agreement (including without limitation the terms of
Section 2.20 relating to Required Assignments). Such obligation of each Non-Extending
Lenders is subject to such Non-Extending Lender’s receiving (i) payment in full from the
Replacement Lenders of the principal amount of all Advances owing to such Non-
Extending Lender immediately prior to an assignment to the Replacement Lenders and
(ii) payment in full from the relevant Borrowers of all accrued interest and fees and other amounts payable hereunder and then owing to such Non-Extending Lender immediately prior to the assignment to the Replacement Lenders. Upon such assignment, the Non-
Extending Lender shall no longer be a Lender, such Replacement Lender shall become a
Continuing Lender, and the Agent shall make appropriate entries in the Register to reflect the foregoing.
2.22Subsidiary Borrowers.
(a)Subsidiary Borrower Designation. TBC may at any time, and from time to time, by delivery to the Agent of a Borrower Subsidiary Letter substantially in the form of
Exhibit D, duly executed by TBC and the respective Subsidiary, designate such
Subsidiary as a “Subsidiary Borrower” for purposes of this Agreement, and such
Subsidiary shall thereupon become a “Subsidiary Borrower” for purposes of this
Agreement and, as such, shall have all of the rights and obligations of a Borrower hereunder; provided that any designation of a Subsidiary that is organized under the laws of a jurisdiction outside of the United States of America shall be made only upon 30 days prior notice to the Agent. The Agent shall promptly notify each Lender of each such designation by TBC and the identity of the designated Subsidiary. As soon as possible and in any event within 10 Business Days after notice of the designation of a Subsidiary
Borrower that is organized under the laws of a jurisdiction outside of the United States of
America, any Lender that may not legally lend to such Subsidiary Borrower (a
“Protesting Lender”) shall so notify TBC and the Agent in writing. With respect to each
Protesting Lender, TBC shall, effective on or before the date that such Subsidiary
Borrower shall have the right to borrow hereunder, either:
(i)arrange for one or more Lenders or other commercial banks to assume the
Commitment of such Protesting Lender; subject, however, to payment to the

Agent by the assignor or the assignee of a processing and recording fee of $3,500, in the event the assuming lender is not a Lender; or
(ii)arrange for the Commitment of such Protesting Lender to be terminated and all
Advances owed to such Lender to be prepaid; subject, in either case, to payment in full of all principal, accrued and unpaid interest, fees, commissions and other amounts payable under this Agreement and then owing to such Lender immediately prior to the assignment or termination of the Commitment of such
Lender.
If the Company shall designate as a Subsidiary Borrower hereunder any Subsidiary not organized under the laws of the United States or any State thereof, any Lender may, with notice to the Agent and the Company, fulfill its Commitment by causing an Affiliate of such Lender to act as the Lender in respect of such Subsidiary Borrower.
(b)TBC Consent to Subsidiary Borrower Borrowings and Notices. No Advances shall be made to a Subsidiary Borrower, and no Conversion of any Advances at the request of a
Subsidiary Borrower shall be effective, without, in each and every instance, the prior consent of TBC, in its sole discretion, which shall be evidenced by the countersignature of TBC to the relevant Notice of Borrowing or notice of Conversion. In addition, no notices which are to be delivered by a Borrower hereunder shall be effective, with respect to any Subsidiary Borrower, unless the notice is countersigned by TBC.
(c)Subsidiary Borrower Termination Event. The occurrence of any of the following events with respect to any Subsidiary Borrower shall constitute a “Subsidiary Borrower
Termination Event” with respect to such Subsidiary Borrower:
(i)such Subsidiary Borrower ceases to be a Subsidiary;
(ii)such Subsidiary Borrower is liquidated or dissolved;
(iii)such Subsidiary Borrower fails to preserve and maintain its existence;
(iv)such Subsidiary Borrower merges or consolidates with or into another Person, or conveys, transfers, leases, or otherwise disposes of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person (except that a Subsidiary Borrower may merge into or dispose of assets to another Borrower);
(v)any of the “Events of Default” described in Section 6.1(a) through (f) occurs to or with respect to such Subsidiary Borrower as if such Subsidiary Borrower were
“TBC”; or
(vi)the Guaranty with respect to such Subsidiary Borrower ceases, for any reason, to be valid and binding on TBC or TBC so states in writing.
(d)Terminated Subsidiary Borrower. Upon the occurrence of a Subsidiary Borrower
Termination Event with respect to any Subsidiary Borrower, such Subsidiary Borrower (a
“Terminated Subsidiary Borrower”) shall cease to be a Borrower for purposes of this
Agreement and shall no longer be entitled to request or borrow Advances hereunder. All outstanding Advances of a Terminated Subsidiary Borrower shall be automatically due and payable as of the date on which the Subsidiary Borrower Termination Event of such
Terminated Subsidiary Borrower occurred, together with accrued interest thereon and any other amounts then due and payable by that Borrower hereunder, unless, in the case of a
Subsidiary Borrower Termination Event described in paragraph (iv) of Section 2.22(c), the other Person party to the transaction is a Borrower and such other Borrower has assumed in writing all of the outstanding Advances and other obligations under this
Agreement and under the Notes, if any, of the Terminated Subsidiary Borrower.
(e)TBC as Subsidiary Borrowers’ Agent. Each of the Subsidiary Borrowers hereby appoints and authorizes TBC to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to TBC by the terms hereof, together with such powers as are reasonably incidental thereto.
(f)Subsidiaries’ Several Liabilities. Notwithstanding anything in this Agreement to the contrary, each of the Subsidiary Borrowers shall be severally liable for the liabilities and obligations of such Subsidiary Borrower under this Agreement and its Borrowings, and
Notes, if any. No Subsidiary Borrower shall be liable for the obligations of any other
Borrower under this Agreement or any Borrowings of any other Borrower or any other
Borrower’s Notes, if any. Each Subsidiary Borrower shall be severally liable for all payments of the principal of and interest on Advances to such Subsidiary Borrower, and any other amounts due hereunder that are specifically allocable to such Subsidiary
Borrower or the Advances to such Subsidiary Borrower. With respect to any amounts due hereunder, including fees, that are not specifically allocable to a particular Borrower, each Borrower shall be liable for such amount pro rata in the same proportion as such
Borrower’s outstanding Advances bear to the total of then-outstanding Advances to all
Borrowers.
2.23Defaulting Lenders.
(a)Notwithstanding anything to the contrary contained in this Agreement, any payment of principal, interest, facility fees or other amounts received by the Agent for the account of any Defaulting Lender under this Agreement (whether voluntary or mandatory, at maturity, pursuant to Article 6 or otherwise) shall be applied at such time or times as may be reasonably determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, as the Borrowers may request (so long as no Default exists), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this
Agreement, as reasonably determined by the Agent; third, if so reasonably determined by the Agent and the Borrowers, to be held as cash collateral and released in order to satisfy obligations of such Defaulting Lender to fund Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advance in respect of which such Defaulting
Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the applicable conditions set forth in Article 3 were satisfied or waived, such payment shall be applied solely to pay the Advances of all Non-Defaulting Lenders on a
pro rata basis prior to being applied to the payment of any Advances of such Defaulting
Lender and provided further that any amounts held as cash collateral for funding obligations of a Defaulting Lender shall be returned to such Defaulting Lender upon the termination of this Agreement and the satisfaction of such Defaulting Lender’s obligations hereunder. Any payments, prepayments or other amounts paid or payable to a
Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.23 shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(b)No Revolving Credit Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.23, performance by the Borrowers of their obligations shall not be excused or otherwise modified as a result of the operation of this Section 2.23. The rights and remedies against a Defaulting
Lender under this Section 2.23 are in addition to any other rights and remedies which the
Borrowers, the Agent or any Lender may have against such Defaulting Lender.
(c)If the Borrowers and the Agent agree in writing in their reasonable determination that a
Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders in accordance with their ratable portions, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any
Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.
2.24Benchmark Replacement Setting.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein, upon the occurrence of a Benchmark Transition Event, the Agent and the Company may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement.
Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the
Agent has posted such proposed amendment to all affected Lenders and the Company so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. No replacement of a
Benchmark with a Benchmark Replacement pursuant to this Section 2.24(a) will occur prior to the applicable Benchmark Transition Start Date.

(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent, in consultation with the Company, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)Notices; Standards for Decisions and Determinations. The Agent will promptly notify the
Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and
(ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a
Benchmark pursuant to Section 2.24(d) and (y) the commencement of any Benchmark
Unavailability Period. Any determination, decision or election that may be made by the
Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.24, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section 2.24.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein, at any time (including in connection with the implementation of a Benchmark
Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR
Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the
Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Agent may modify the definition of “Interest
Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a
Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark
Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR
Advances to be made, converted or continued during any Benchmark Unavailability
Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Advances. During a

Benchmark Unavailability Period or at any time that a tenor for the then-current
Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
ARTICLE 3
Representations and Warranties
3.1Representations and Warranties by the Borrowers. Each of the Borrowers represents and warrants as follows:
(a)Corporate Standing. TBC is a duly organized corporation existing in good standing under the laws of the State of Delaware. Each Subsidiary Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and each of TBC and each Subsidiary Borrower is qualified to do business in every jurisdiction where such qualification is required, except where the failure to so qualify would not have a material adverse effect on the financial condition of TBC and the
Subsidiary Borrowers as a whole.
(b)Corporate Powers; Governmental Approvals. The execution and delivery and the performance of the terms of this Agreement are, and the execution and delivery and the performance of the terms of any Notes and of each Guaranty will be, within the corporate powers of each Borrower party thereto, have been or will have been (as appropriate) duly authorized by all necessary corporate action, have, or will have, received (as appropriate)
all necessary governmental approval, if any (which approval, if any, remains in full force and effect), and do not contravene any provision of the Certificate of Incorporation or By-
Laws of any Borrower party thereto, or do not contravene any law or any contractual restriction binding on any Borrower party thereto, except where such contravention would not have a material adverse effect on the financial condition of TBC and its
Subsidiaries, taken as a whole.
(c)Enforceability. This Agreement and the Notes, if any, when duly executed and delivered by each Borrower party thereto, will constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, and each Guaranty, when duly executed and delivered by TBC, will constitute a legal, valid and binding obligation of TBC, enforceable against TBC in accordance with its terms, subject to general equitable principles and except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights.
(d)No Material Pending or Threatened Actions. In TBC’s opinion, there are no pending or threatened actions or proceedings before any court or administrative agency (i) other than as disclosed in TBC’s filings with the Securities and Exchange Commission, that are reasonably likely to have a material adverse effect on the financial condition or operations of the Company which is likely to materially impair the ability of the
Company to repay the Advances or (ii) which would reasonably be expected to materially and adversely affect the legality, validity or enforceability of this Agreement or the
Advances.

(e)Consolidated Statements. The Consolidated statement of financial position as of
December 31, 2025 and the related Consolidated statement of earnings and retained earnings for the year then ended (copies of which have been made available to each
Lender) correctly set forth the Consolidated financial condition of TBC and its
Subsidiaries as of such date and the result of the Consolidated operations for such year.
The Consolidated statement of financial position as of June 30, 2026 and the related
Consolidated statement of earnings and retained earnings for the six month period then ended (copies of which have been made available to each Lender) correctly set forth, subject to year-end audit adjustments, the Consolidated financial condition of TBC and its Subsidiaries as of such date and the result of the Consolidated operations for such six month period.
(f)Regulation U. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U issued by the
Board of Governors of the Federal Reserve System, and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of any Borrower only or of each Borrower and its subsidiaries on a Consolidated basis) subject to the provisions of Section 4.2(a) or subject to any restriction contained in any agreement or instrument between any Borrower and any Lender or any Affiliate of a Lender relating to
Debt within the scope of Section 6.1(d) will be margin stock (within the meaning of
Regulation U issued by the Board of Governors of the Federal Reserve System).
(g)Investment Company Act. No Borrower is an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the application of the proceeds or repayment thereof by any
Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and
Exchange Commission thereunder.
(h)No Material Adverse Change. Except as disclosed in filings with the Securities and
Exchange Commission prior to the date hereof, there has been no material adverse change in the Company’s financial condition or results of operations since December 31,
2025 that is likely to impair the ability of the Company to repay the Advances.
(i)Anti-Corruption Laws and Sanctions. TBC has implemented and maintains in effect policies and procedures designed to promote compliance with Anti-Corruption Laws and applicable Sanctions by TBC, its Subsidiaries and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of TBC or its Subsidiaries, and TBC, its Subsidiaries and their respective officers and employees and to the knowledge of TBC its directors and agents under the control and acting on behalf of TBC or its Subsidiaries, are in compliance with Anti-
Corruption Laws and applicable Sanctions in all material respects. None of (a) TBC, any
Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of TBC, any agent under the control and acting on behalf of TBC or any

Subsidiary in connection with the credit facility established hereby, is a Sanctioned
Person.
(j)ERISA. No Borrower is nor will be (1) an employee benefit plan subject to Title I of
ERISA, (2) a plan or account subject to Section 4975 of the Internal Revenue Code; (3)
an entity deemed to hold “plan assets” of any such plans or accounts for purposes of
ERISA or the Internal Revenue Code; or (4) a “governmental plan” within the meaning of ERISA.
ARTICLE 4
Covenants of TBC
4.1Affirmative Covenants of TBC. From the date of this Agreement and so long as any amount is payable by a Borrower to any Lender hereunder or any Commitment is outstanding, TBC will:
(a)Periodic Reports. Furnish to the Lenders:
(1)within 60 days after the close of each of the first three quarters of each of TBC’s fiscal years, a Consolidated statement of financial position of TBC and the
Subsidiaries as of the end of such quarter and a Consolidated comparative statement of earnings and retained earnings of TBC and the Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each certified by an authorized officer of TBC,
(2)within 120 days after the close of each of TBC’s fiscal years, and with respect to any quarter thereof, if requested in writing by the Majority Lenders (with a copy to the Agent), within 60 days after the later of (x) the close of any of the first three quarters thereof subject of such request and (y) such request, a statement certified by an authorized officer of TBC showing in detail the computations required by the provisions of Sections 4.2(a), 4.2(b) and 4.2(f), based on the figures which appear on the books of account of TBC and the Subsidiaries at the close of such quarters,
(3)within 120 days after the close of each of TBC’s fiscal years, a copy of the annual audit report of TBC, certified by independent public accountants of nationally recognized standing, together with financial statements consisting of a
Consolidated statement of financial position of TBC and the Subsidiaries as of the end of such fiscal year and a Consolidated statement of earnings and retained earnings of TBC and the Subsidiaries for such fiscal year,
(4)within 120 days after the close of each of TBC’s fiscal years, a statement certified by the independent public accountants who shall have prepared the corresponding audit report furnished to the Lenders pursuant to the provisions of clause (3) of this subsection (a), to the effect that, in the course of preparing such audit report, such accountants had obtained no knowledge, except as specifically stated, that
TBC had been in violation of the provisions of any one of Sections 4.2(a), 4.2(b),
4.2(c), 4.2(d) and 4.2(f), at any time during such fiscal year,

(5)promptly upon their becoming available, all financial statements, reports and proxy statements which TBC sends to its stockholders,
(6)promptly upon their becoming available, all regular and periodic financial reports which TBC or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange,
(7)within three Business Days after the discovery of the occurrence of any event which constitutes a Default, notice of such occurrence together with a detailed statement by a responsible officer of TBC of the steps being taken by TBC or the appropriate Subsidiary to cure the effect of such event, and
(8)such other information respecting the financial condition and operations of TBC or the Subsidiaries as the Agent may from time to time reasonably request.
In lieu of furnishing the Lenders the items referred to in clauses (1), (3), (5) and (6)
above, the Company may make available such items on the Company’s website at
www.boeing.com, at www.sec.gov or at such other website as notified to the Agent and the Lenders, which shall be deemed to have satisfied the requirement of delivery of such items in accordance with this Section.
(b)Payment of Taxes, Etc. Duly pay and discharge, and cause each Subsidiary duly to pay and discharge, all material taxes, assessments and governmental charges upon it or against its properties prior to a date which is 5 Business Days after the date on which penalties are attached thereto, except and to the extent only that the same shall be contested in good faith and by appropriate proceedings by TBC or the appropriate
Subsidiary.
(c)Insurance. Maintain, and cause each Subsidiary to maintain, with financially sound and reputable insurance companies or associations, insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by companies engaged in businesses similar to that of TBC or such Subsidiary, except, to the extent consistent with good business practices, such insurance may be provided by TBC through its program of self insurance.
(d)Corporate Existence. Preserve and maintain its corporate existence.
(e)Material Compliance With Laws. Comply, and cause each Subsidiary to comply, in all material respects with all applicable laws (including ERISA and applicable environmental laws), except to the extent that failure to so comply would not have a material adverse effect on the financial condition or operations of the Company; and
maintain in effect policies and procedures designed to promote compliance with Anti-
Corruption Laws and applicable Sanctions by TBC, its Subsidiaries and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of TBC or its Subsidiaries.

4.2General Negative Covenants of TBC. From the date of this Agreement and so long as any amount shall be payable by TBC or any other Borrower to any Lender hereunder or any Commitment shall be outstanding, TBC will not:
(a)Mortgages, Liens, Etc. Create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) upon or with respect to any of its Property, Plant and
Equipment, or upon or with respect to the Property, Plant and Equipment of any
Subsidiary, or assign or otherwise convey, or permit any Subsidiary to assign or otherwise convey, any right to receive income from or with respect to its Property, Plant and Equipment, except
(1)liens in connection with workmen’s compensation, unemployment insurance or other social security obligations;
(2)liens securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, liens to secure progress or partial payments made to TBC or such
Subsidiary and other liens of like nature made in the ordinary course of business;
(3)mechanics’, workmen’s, materialmen’s or other like liens arising in the ordinary course of business in respect of obligations which are not due or which are being contested in good faith;
(4)liens for taxes not yet due or being contested in good faith and by appropriate proceedings by TBC or the affected Subsidiary;
(5)liens which arise in connection with the leasing of equipment in the ordinary course of business;
(6)liens on Property, Plant and Equipment owned by TBC or any Subsidiary of TBC existing on June 30, 2026;
(7)liens on assets of a Person existing at the time such Person is merged into or consolidated with TBC or a Subsidiary of TBC or at the time of purchase, lease, or acquisition of the property or Voting Stock of such Person as an entirety or substantially as an entirety by TBC or a Subsidiary of TBC, whether or not any
Debt secured by such liens is assumed by TBC or such Subsidiary, provided that such liens are not created in anticipation of such purchase, lease, acquisition or merger;
(8)liens securing Debt of a Subsidiary of TBC owing to TBC or to another
Subsidiary;
(9)liens on assets existing at the time of acquisition of such property by TBC or a
Subsidiary of TBC or purchase money liens to secure the payment of all or part of the purchase price of property upon acquisition of such assets by TBC or such
Subsidiary or to secure any Debt incurred or guaranteed by TBC or a Subsidiary prior to, at the time of, or within one year after the later of the acquisition,

completion or construction (including any improvements on existing property), or commencement of full operation, of such property, which Debt is incurred or guaranteed solely for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any property theretofore owned by TBC or such Subsidiary other than, in the case of such construction or improvement, any theretofore unimproved real property on which the property so constructed or the improvement made is located;
(10)liens securing obligations of TBC or a Subsidiary incurred in conjunction with industrial revenue bonds or other instruments utilized in connection with incentive structures for tax purposes issued for the benefit of TBC or a Subsidiary in connection with any Property, Plant and Equipment used by TBC or a Subsidiary;
(11)any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any lien referred to in the foregoing;
provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or any part of the property that secured the lien so extended, renewed or replaced (plus improvements and construction on such property); and
(12)other liens, charges and encumbrances, so long as the aggregate amount of the
Consolidated Debt for which all such liens, charges and encumbrances serve as security does not exceed 15% of Consolidated Net Tangible Assets.
(b)Consolidated Debt. Permit its Consolidated Debt (subject to Section 4.3) to be at any time more than 60% of Total Capital, where “Total Capital” means the sum of shareholders’
equity and Consolidated Debt of TBC, provided that any accumulated other comprehensive income and loss will be excluded.
(c)Payment in Violation of an Agreement. Make any payment, or permit any Subsidiary to make any payment, of principal or interest, on any Debt which payment would constitute a violation of the terms of this Agreement or of the terms of any indenture or agreement binding on such corporation or to which such corporation is a party except to the extent such payment is not likely to impair the ability of TBC to repay the Advances.
(d)Merger or Consolidation. Merge or consolidate with or into, or convey, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person except that TBC may merge or consolidate with any Person so long as TBC is the surviving corporation and no Default has occurred and is continuing or would result therefrom, and except that any direct or indirect Subsidiary of TBC may merge or consolidate with or into, or dispose of assets to, TBC or any other direct or indirect
Subsidiary of TBC, provided, in each case, that no Event of Default has occurred and is continuing at the time of such proposed transaction or would result therefrom.

(e)Use of Proceeds. Directly use, or knowingly indirectly use, or permit its Subsidiaries and its or their respective directors, officers, employees and agents under the control and acting on behalf of TBC or its Subsidiaries to directly use, or knowingly indirectly use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in (x) violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (y)
material violation of any other Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country except to the extent licensed, authorized or otherwise permitted under applicable law.
(f)Minimum Liquidity. Permit its Liquidity to be at any time less than $5,000,000,000, where “Liquidity” means the sum of (i) cash and cash equivalents and (ii) short-term and other investments, in each case as shown on the Consolidated balance sheet of TBC.
4.3Financial Statement Terms. For purposes of Section 4.2(b), (a) all accounting terms shall exclude amounts attributable to Boeing Capital Corporation and its Subsidiaries and
Boeing Financial Corporation, a Delaware corporation; and (b) Total Capital shall exclude the effects of (i) any merger-related accounting adjustments which are attributable to the merger with or acquisition of McDonnell Douglas Corporation by TBC and (ii) any repurchase by TBC of its common stock from the date of the merger with or acquisition of McDonnell Douglas Corporation by TBC.
4.4Waivers of Covenants. The departure by TBC or any Subsidiary from the requirements of any of the provisions of this Article 4 shall be permitted only if such departure has been consented to in advance in a writing signed by the Majority Lenders, and such writing shall be effective as a consent only to the specific departure described in such writing. Such departure by TBC or any Subsidiary when properly consented to by the
Majority Lenders shall not constitute an Event of Default under Section 6.1(c).
ARTICLE 5
Conditions Precedent to Borrowings
5.1Conditions Precedent to the Initial Borrowing of TBC. The obligation of each Lender to make its initial Advance to TBC is subject to receipt by the Agent on or before the day of the initial Borrowing of all of the following, each dated as of the day hereof, in form and substance satisfactory to the Agent and its counsel:
(a)Documentation. Copies of all documents, certified by an officer of TBC, evidencing necessary corporate action by TBC and governmental approvals, if any, with respect to this Agreement, to the Notes, if any, and to Guaranties to be delivered by TBC pursuant to Section 5.4(e);
(b)Officer’s Certificate. A certificate of the Secretary or an Assistant Secretary of TBC
which certifies the names of the officers of TBC authorized to sign this Agreement, the
Notes, if any, and the other documents to be delivered hereunder, together with true specimen signatures of such officers and facsimile signatures of officers authorized to sign by facsimile signature (on which certificate each Lender may conclusively rely until it receives a further certificate of the Secretary or an Assistant Secretary of TBC
canceling or amending the prior certificate and submitting specimen signatures of the officers named in such further certificate);
(c)Opinion of Company Counsel. A favorable opinion of in-house counsel for TBC substantially in the form of Exhibit G;
(d)Opinion of Agent’s Counsel. A favorable opinion of Paul Hastings LLP, counsel for the
Agent, substantially in the form of Exhibit H;
(e)Termination of 2025 364-Day Credit Agreement. TBC shall have terminated in whole the commitments of the banks parties to the 2025 364-Day Credit Agreement, and each of the
Lenders that is a party to the 2025 364-Day Credit Agreement by execution of this
Agreement hereby waives the requirement of prior notice for the termination of commitments under the 2025 364-Day Credit Agreement;
(f)Satisfaction of 2025 364-Day Credit Agreement Obligations. TBC and its Subsidiaries
shall have satisfied all of their respective obligations under the 2025 364-Day Credit
Agreement including, without limitation, the payment of all fees under the 2025 364-Day
Credit Agreement; and
(g)KYC Materials. To the extent that the applicable information is not available from the
Company’s website at www.boeing.com, at www.sec.gov or at such other website as notified to the Agent and the Lenders, TBC shall have provided such materials and information as are reasonably necessary for each Lender to conduct know-your-customer due diligence, provided such information is reasonably requested by such Lender in writing at least five Business Days prior to the Closing Date.
5.2Conditions Precedent to Each Borrowing of TBC. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing) is subject to the further conditions precedent that on the date of the request for a Borrowing and on the date of such Borrowing, the following statements shall be true, and both the giving of the applicable Notice of Borrowing and the acceptance by TBC of the proceeds of such Borrowing shall be a representation by TBC that:
(a)the representations and warranties contained in subsections (a) through (g) and (i) of
Section 3.1 (other than clause (i) of subsection (d) thereof) are true and accurate on and as of each such date as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date); and
(b)as of each such date no event has occurred and is continuing, or would result from the proposed Borrowing, which constitutes a Default.
5.3[Reserved].

5.4Conditions Precedent to the Initial Borrowing of a Subsidiary Borrower. The
obligation of each Lender to make its initial Advance to any particular Subsidiary
Borrower is subject to the receipt by the Agent, on or before the day of the initial
Borrowing by such Subsidiary Borrower, of all of the following, each dated on or prior to the day of the initial Borrowing, in form and substance satisfactory to the Agent and its counsel:
(a)Borrower Subsidiary Letter. A Borrower Subsidiary Letter, substantially in the form of
Exhibit D, executed by such Subsidiary Borrower and TBC;
(b)Documentation. Copies of all documents, certified by an officer of the Subsidiary
Borrower, evidencing necessary corporate action by the Subsidiary Borrower and governmental approvals, if any, with respect to this Agreement and any Notes;
(c)Officer’s Certificate. A certificate of the Secretary or an Assistant Secretary of TBC or
the Subsidiary Borrower which certifies the names of the officers of the Subsidiary
Borrower authorized to sign the Notes and the other documents to be delivered hereunder, together with true specimen signatures of such officers and facsimile signatures of officers authorized to sign by facsimile signature (on which certificate each
Lender may conclusively rely until it receives a further certificate of the Secretary or an
Assistant Secretary of TBC or the Subsidiary Borrower canceling or amending the prior certificate and submitting signatures of the officers named in such further certificate);
(d)Opinion of Subsidiary Counsel. A favorable opinion of in-house counsel to the
Subsidiary Borrower, substantially in the form of Exhibit I and as to such other matters as the Agent may reasonably request;
(e)TBC Guaranty. A Guaranty of TBC that unconditionally guarantees the payment of all obligations of such Subsidiary Borrower hereunder and under the Notes of such
Subsidiary Borrower, substantially in the form of Exhibit J, executed and delivered by
TBC to the Agent;
(f)Opinion of TBC Counsel. A favorable opinion of in-house counsel to TBC, substantially in the form of Exhibit K and as to such other matters as the Agent may reasonably request; and
(g)KYC Materials. To the extent that the applicable information is not available from the
Company’s website at www.boeing.com, at www.sec.gov or at such other website as notified to the Agent and the Lenders, TBC shall have provided such materials and information as are reasonably necessary for each Lender to conduct know-your-customer due diligence, provided such information is reasonably requested by such Lender in writing at least five Business Days prior to the initial Borrowing or initial issuance for the account of such Subsidiary Borrower.
(h)Beneficial Ownership Certification. At least five days prior to the effectiveness of the applicable Borrower Subsidiary Letter, with respect to any Subsidiary Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to each
Lender that so requests, a Beneficial Ownership Certification in relation to such
Subsidiary Borrower.

5.5Conditions Precedent to Each Borrowing of a Subsidiary Borrower. The obligation of each Lender to make an Advance to a Subsidiary Borrower on the occasion of each
Borrowing (including the initial Borrowing) is subject to the further conditions precedent that on the date of the request for such Borrowing and the date of such Borrowing, the following statements shall be true, and each of the giving of the applicable Notice of
Borrowing and the acceptance by such Subsidiary Borrower of the proceeds of such
Borrowing shall be (a) a representation by such Subsidiary Borrower that:
(i)the representations and warranties of that Subsidiary Borrower contained (A) in subsections (a) through (g) and (i) of Section 3.1 (other than clause (i) of subsection (d) thereof) are true and accurate on and as of each such date as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date), and (B) in its Borrower Subsidiary
Letter are true and correct on and as of the date of such Borrowing, before and after giving effect to such Borrowing; and
(ii)as of each such date no event has occurred and is continuing, or would result from the proposed Borrowing, which constitutes a Default;
and (b) a representation by TBC that the representations and warranties of TBC contained in subsections (a) through (g) and (i) of Section 3.1 (other than clause (i) of subsection (d)
thereof) are true and accurate on and as of each such date as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date), and that, as of each such date, no event has occurred and is continuing, or would result from the proposed Borrowing, which constitutes a Default.
Article 6
Events of Default
6.1Events of Default. Each of the following shall constitute an Event of Default:
(a)Failure by TBC to make when due any payment of principal of or interest on any
Advance or under a Guaranty when the same becomes due and payable and such failure is not remedied within 5 Business Days thereafter;
(b)Any representation or warranty made by TBC in connection with the execution and delivery of this Agreement, the Borrowings or any Guaranty, or otherwise furnished pursuant hereto proves to have been incorrect when made in any material respect;
(c)Failure by TBC to perform any other term, covenant or agreement contained in this
Agreement, and such failure is not remedied within 30 days after written notice thereof has been given to TBC by the Agent, at the request, or with the consent, of the Majority
Lenders;
(d)Failure by TBC to pay when due (i) any obligation for the payment of borrowed money on any regularly scheduled payment date or following acceleration thereof or (ii) any other monetary obligation if, in the case of either of clauses (i) or (ii), the aggregate unpaid principal amount of the obligations with respect to which such failure to pay or acceleration occurred (excluding any failure to pay that TBC certifies is a result of the application of Sanctions) equals or exceeds $500,000,000 and such failure is not remedied within 5 Business Days after TBC receives notice thereof from the Agent or the creditor on such obligation;
(e)TBC or any of its Subsidiaries
(1)incurs liability with respect to any employee pension benefit plan in excess of
$500,000,000 in the aggregate under
(A)Sections 4062, 4063, 4064 or 4201 of ERISA; or
(B)otherwise under Title IV of ERISA as a result of any reportable event as defined in Section 4043 of ERISA (other than a reportable event as to which the provision of 30 days’ notice is waived under applicable regulations);
(2)has a lien imposed on its property and rights to property under Section 4068 of
ERISA on account of a liability in excess of $500,000,000 in the aggregate; or
(3)incurs liability under Title IV of ERISA
(A)in excess of $500,000,000 in the aggregate as a result of the Company or any ERISA Affiliate having filed a notice of intent to terminate any employee pension benefit plan under the “distress termination” provision of Section 4041 of ERISA, or
(B)in excess of $500,000,000 in the aggregate as a result of the Pension
Benefit Guaranty Corporation having instituted proceedings to terminate, or to have a trustee appointed to administer, any such plan;
(f)The happening of any of the following events, provided such event has not then been cured or stayed:
(1)the cessation by TBC of the payment of its Debts as they mature,
(2)the making of an assignment for the benefit of the creditors of TBC,
(3)the appointment of a trustee or receiver or liquidator for TBC or for a substantial part of its property, or
(4)the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against TBC under the laws of any jurisdiction in which TBC is organized or has material business, operations or assets and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property and assets)
shall occur; or
(g)So long as any Subsidiary is a Borrower hereunder, the Guaranty with respect to such
Subsidiary Borrower for any reason ceases to be valid and binding on TBC or TBC so states in writing.
6.2Lenders’ Rights upon Borrower Default. If an Event of Default occurs or is continuing, then the Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to TBC,
(a)declare the obligation of each Lender to make further Advances to be terminated, whereupon the same shall forthwith terminate, and
(b)declare the Advances, all interest thereon, and all other amounts payable under this
Agreement to be forthwith due and payable, whereupon the Advances, all such interest, and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers, provided, however, that in the event of an actual entry or, in the case of the institution by TBC of a proceeding described in Section
6.1(f)(4), a deemed entry, of an order for relief with respect to any Borrower under the
Federal Bankruptcy Code (whether in connection with a voluntary or an involuntary case), (i) the obligation of each Lender to make Advances shall automatically be terminated and (ii) the payment obligations of the Borrowers with respect to Advances, all such interest, and all such amounts shall automatically become and be due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived by the Borrowers.
ARTICLE 7
The Agent
7.1Appointment and Authority. Each Lender (in its capacity as a Lender) hereby irrevocably appoints Citibank to act on its behalf as the Agent hereunder and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agent and the Lenders, and the Borrowers shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein
(or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
7.2Rights as a Lender. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Company or any Subsidiary or other Affiliate thereof as if such Person were not the
Agent hereunder and without any duty to account therefor to the Lenders.
7.3Exculpatory Provisions.
(a)The Agent shall not have any duties or obligations except those expressly set forth herein, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Agent:
(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to this Agreement or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law; and
(iii)shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity; provided, that, notwithstanding the foregoing, the Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrowers pursuant to the terms of this
Agreement. The Agent further agrees to make a request pursuant to Section
4.1(a)(8) at the request of any Lender, and to share such requested information with the Lenders.
(b)The Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.1 and 6.2), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent in writing by the Company or a Lender.

(c)The Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii)
the contents of any certificate, report or other document delivered hereunder or in connection herewith or the adequacy, accuracy and/or completeness of the information contained therein, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or the occurrence of any Default,
(iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created hereby, or (v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than (but subject to the foregoing clause (ii)) to confirm receipt of items expressly required to be delivered to the
Agent.
7.4Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
7.5Indemnification.
(a)Each Lender severally agrees to indemnify the Agent in its capacity as Agent (to the extent not reimbursed by TBC or any other Borrower), from and against its ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement
(collectively, the “Indemnified Costs”), provided that no Lender shall be liable for any portion of the Indemnified Costs resulting from the Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement to the extent that the
Agent is not reimbursed for such expenses by TBC or any other Borrower.

(b)The failure of any Lender to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Agent for such other Lender’s ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 7.5 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes. The Agent agrees to return to the Lenders their respective ratable shares of any amounts paid under this Section 7.5 that are subsequently reimbursed by TBC or any Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.5 applies whether any such investigation, litigation or proceeding is brought by the Agent, any Lender or a third party.
7.6Resignation of Agent.
(a)The Agent may at any time give notice of its resignation to the Lenders and the
Company. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right with the consent of the Company (if no Event of Default has occurred and is continuing), such consent not to be unreasonably withheld or delayed, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring
Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor
Agent meeting the qualifications set forth above with the consent of the Company (if no
Event of Default has occurred and is continuing), such consent not to be unreasonably withheld or delayed. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Agent is a Defaulting Lender pursuant to clause (v) of the definition thereof, the Majority Lenders may, to the extent permitted by applicable law, by notice in writing to the Company and such Person remove such Person as Agent and, with the consent of the Company (if no Event of Default has occurred and is continuing), such consent not to be unreasonably withheld or delayed, appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Majority
Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)With effect from the Resignation Effective Date or the Removal Effective Date (as
applicable) (1) the retiring or removed Agent shall be discharged from its duties and obligations hereunder (except that in the case of any collateral security held by the Agent on behalf of the Lenders hereunder, the retiring or removed Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the
Agent shall instead be made by or to each Lender directly, until such time, if any, as the
Majority Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder. The fees payable by the Company to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the
Company and such successor. After the retiring or removed Agent’s resignation or removal hereunder, the provisions of this Article and Section 8.4 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective
Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as Agent.
7.7Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the
Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related
Parties of the Agent and any such sub-agent.
7.8Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their
Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each
Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any related agreement or any document furnished hereunder.
7.9No Other Duties, etc.Anything herein to the contrary notwithstanding, none of the
Bookrunners, Arrangers, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement, except in its capacity, as applicable, as the Agent or a Lender hereunder.
7.10Lender ERISA Representation. Each Lender party to this Agreement as of the Closing
Date represents and warrants as of the Closing Date to the Agent and each other Joint
Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, for the benefit of the Company or any other Borrower, that such Lender is not and will not be (i)
an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to
Section 4975 of the Internal Revenue Code; (iii) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Internal Revenue Code that is using “plan assets” of any such plans or accounts to fund or hold Advances or perform its obligations under this Agreement; or (iv) a “governmental plan” within the meaning of
ERISA.
7.11Recovery of Erroneous Payments.

(a)If the Agent (x) notifies a Lender, or any Person who has received funds on behalf of a
Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Agent has determined in its sole discretion
(whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment
Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment
Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such
Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this Section 7.11 and held in trust for the benefit of the Agent, and such Lender shall
(or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds, together with interest thereon
(except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such
Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses
(x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)such Lender shall (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this
Section 7.11(b).
For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this
Section 7.11(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 7.11(a) or on whether or not an Erroneous Payment has been made.
(c)Each Lender hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender under this Agreement, or otherwise payable or distributable by the Agent to such Lender under this Agreement with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding clause (a).
(d)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the
Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous
Payment Return Deficiency”), upon the Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Advances (but not its
Commitments ) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Advances (but not
Commitments), the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Company) deemed to execute and deliver an assignment agreement (or, to the extent applicable, an agreement incorporating an assignment agreement by reference pursuant to an approved electronic platform as to which the Agent and such parties are participants)
with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Advances to the Company or the Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such
Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable
Commitments which shall survive as to such assigning Lender, (D) the Agent and the
Company shall each be deemed to have waived any consents required under this
Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent
will reflect in the Register its ownership interest in the Advances subject to the Erroneous
Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment

Deficiency Assignment will reduce the Commitments of any Lender and such
Commitments shall remain available in accordance with the terms of this Agreement.
(ii) Subject to Section 2.20 (but excluding, in all events, any assignment consent or approval requirements (whether from the Company or otherwise)), the Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment
Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous
Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous
Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Advances acquired from such Lender pursuant to an Erroneous
Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time.
(e)The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such) under this Agreement with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Borrowers’ obligations under this Agreement in respect of the Erroneous
Payment Subrogation Rights shall not be duplicative of such obligations in respect of
Advances that have been assigned to the Agent under an Erroneous Payment Deficiency
Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Company or any other Borrower under this
Agreement; provided that this Section 7.11 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of any Borrower relative to the amount (and/or timing for payment)
of such obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from any Borrower for the purpose of making such
Erroneous Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received,

including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 7.11 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) of the Borrowers under this Agreement.
ARTICLE 8
Miscellaneous
8.1Modification, Consents and Waivers.
(a)Waiver. No failure or delay on the part of any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.
(b)Amendment. No amendment or waiver of any provision of this Agreement, any Notes or any Guaranties, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless such amendment, waiver or consent is in writing and signed by the Company and the Majority Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall do any of the following:
(i)waive any of the conditions specified in Section 5.1 or 5.4, unless in writing and signed by all the Lenders,
(ii)except as provided in Section 2.19 or Section 2.21, increase or extend the
Commitments of the Lenders or subject the Lenders to any additional obligations, unless in writing and signed by each Lender directly affected thereby,
(iii)reduce the principal of, or rate of interest on, the Advances or any fees or other amounts payable hereunder, unless in writing and signed by each Lender directly affected thereby,
(iv)except as provided in Section 2.21, postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, unless in writing and signed by each Lender directly affected thereby,
(v)change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances or the number of Lenders required for the Lenders or any of them to take any action hereunder, or the definition of “Majority Lenders”, unless in writing and signed by all the Lenders,
(vi)amend this Section 8.1, unless in writing and signed by all the Lenders,

(vii)release TBC from any of its obligations under any Guaranty or limit the liability of TBC as guarantor thereunder, unless in writing and signed by all the Lenders,
or
(viii)change Section 2.17 or any other provision of this Agreement in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;
and provided further that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.
(c)Majority Lenders. Notwithstanding the foregoing, this Section 8.1 shall not affect the provisions of Section 4.4, “Waivers of Covenants”, or Article 6, “Events of Default”.
8.2Notices.
(a)Addresses. All communications and notices provided for hereunder shall be in writing and mailed, telecopied, telexed or delivered and,
if to the Agent, as set forth on Schedule II;
if to any Borrower,
care of The Boeing Company
100 N. Riverside Plaza
Mail Code: 5003 3648
Chicago, Illinois 60606
Attention: Boeing Treasury - Corporate Finance and Banking
if to any Lender, at its Applicable Lending Office; or,
as to each party, at such other address as designated by such party in a written notice to each other party referring specifically to this Agreement.
(b)Effectiveness of Notices. All communications and notices shall, when mailed, telecopied, or telexed, be effective when deposited in the mail, telecopied, or confirmed by telex answerback, respectively, provided that delivery of the items referred to in clauses (1),
(3), (5) and (6) of Section 4.1(a) shall be effective when deemed to have been delivered as provided in such Section.
(c)Electronic Mail. Electronic mail may be used to distribute routine communications, such as financial statements and other information, and documents to be signed by the parties hereto; provided, however, that no Notice of Borrowing, signature, or other notice or document intended to be legally binding shall be effective if sent by electronic mail unless agreed by the Agent.
(d)Internet Distributions.

(1)So long as Citibank or any of its Affiliates is the Agent, such materials as may be agreed between the Borrowers and the Agent may be delivered to the Agent in an electronic medium in a format acceptable to the Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com. The Borrowers agree that the Agent may make such materials, as well as any other written information, documents, instruments and other material relating to the Company, any of its Subsidiaries or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the “Communications”) available to the Lenders by posting such notices on Intralinks (the “Platform”). The
Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, noninfringement of third party rights or freedom from viruses or other code defects, is made by the Agent or any of its Affiliates in connection with the
Platform.
(2)Each Lender agrees that notice to it (as provided in the next sentence) (a
“Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Agent in writing of such Lender’s e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.
8.3Costs, Expenses and Taxes.
(a)TBC shall pay upon written request all reasonable costs and expenses in connection with the preparation, execution, delivery, modification and amendment requested by any of the
Borrowers of this Agreement, any Notes and the Guaranties (including, without limitation, printing costs and the reasonable fees and out-of-pocket expenses of counsel for the Agent) and costs and expenses, if any, in connection with the enforcement of this
Agreement, any Notes and the Guaranties (whether through negotiations, legal proceedings or otherwise and including, without limitation, the reasonable fees and out-
of-pocket expenses of counsel), as well as any and all stamp and other taxes, and to save the Lenders and other holders of interests in the Advances or any Notes harmless from any and all liabilities with respect to or resulting from any delay by or omission of the
Borrowers to pay such taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement, any Notes and the
Guaranties.
(b)TBC agrees to indemnify the Agent and each Lender and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities, penalties and expenses
(including, without limitation, reasonable fees and expenses of counsel) incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the Advances, this Agreement, the Notes, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances, except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party’s gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment and except that no Indemnified Party shall have the right to be indemnified hereunder to the extent such indemnification relates to relationships of, between or among each of, or any of, the Agent, the Lenders, any assignee of a Lender or any participant. In the case of any investigation, litigation or other proceeding to which this Section 8.3 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by TBC, its directors, shareholders or creditors or an Indemnified Party or any other Person or an Indemnified
Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated.
(c)The Borrowers also agree not to assert any claim on any theory of liability for special, indirect, consequential or punitive damages against the Agent, any Lender, any of their
Affiliates, or any of their respective directors, officers, employees, attorneys and agents, arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of Advances.
(d)Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in Sections 2.13, 2.14 and 8.3 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes for a period of seven years.
8.4Binding Effect. This Agreement shall be binding upon and inure to the benefit of the
Borrowers, the Lenders and the Agent, and their respective successors and assigns, except that the Borrowers may not assign or transfer their rights hereunder without the prior written consent of all of the Lenders.
8.5Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.6Governing Law. This Agreement, any Notes, the Guaranties and each Borrower
Subsidiary Letter shall be deemed to be contracts under the laws of the State of New
York and for all purposes shall be construed in accordance with the laws of such State.

8.7Headings. The Table of Contents and Article and Section headings used in this
Agreement are for convenience only and shall not affect the construction of this
Agreement.
8.8Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this
Agreement, or of any amendment or waiver of any provision of this Agreement or any
Notes or of any Exhibit to be executed and delivered hereunder, shall be effective as delivery of a manually executed counterpart thereof by facsimile transmission or other electronic format shall be effective as delivery of a manually executed counterpart hereof or thereof. The words “execution,” “signed,” “signature,” and words of like import in this
Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic
Signatures in Global and National Commerce Act, the New York State Electronic
Signatures and Records Act, or any other similar state laws based on the Uniform
Electronic Transactions Act.
8.9Right of Set-Off. Each Lender and each of its Affiliates that is or was at one time a
Lender hereunder is authorized at any time and from time to time, upon
(i)the occurrence and during the continuance of any Event of Default and
(ii)the making of the request or the granting of the consent specified by Section 6.2 to authorize the Agent to declare any Advances due and payable pursuant to the provisions of Section 6.2,
to the fullest extent permitted by law, without notice to any Borrower (any such notice being expressly waived by each Borrower), to set off and apply any and all deposits
(general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations to such Lender or such
Affiliate of such Borrower now or hereafter existing under this Agreement and any Notes held by such Lender, whether or not such Lender has made a demand under this
Agreement or such Notes and although such obligations may be unmatured. Each Lender shall promptly notify any Borrower after any such setoff and application made by such
Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such
Lender and its Affiliates may have.
8.10Confidentiality. Neither the Agent nor any Lender shall disclose any Confidential
Information to any other Person without the consent of a Borrower, other than

(a)to the Agent’s or such Lender’s Affiliates and their officers, directors, employees, agents, representatives and advisors (“Permitted Parties”) and their respective professional advisors and, as contemplated by Section 2.20(f), to actual or prospective assignees and participants and their respective agents and advisors, and then only on a confidential basis,
(b)as required by any law, rule or regulation or judicial process,
(c)any rating agency, or direct or indirect provider of credit protection to any Permitted
Party, and then only on a confidential basis; and
(d)as requested or required by any state, federal or foreign regulatory, supervisory, governmental or quasi-governmental authority with jurisdiction over a Permitted Party or examiner regulating banks or banking or other financial institutions.
The Agent and the Lenders are strictly prohibited from disclosing the existence of this
Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers.
8.11Agreement in Effect. This Agreement shall become effective upon its execution and delivery, respectively, to the Agent and TBC by TBC and the Agent, and when the Agent shall have been notified by each Lender listed on Schedule I that such Lender has executed it.
8.12Patriot Act Notice. Each Lender and the Agent (for itself and not on behalf of any
Lender) hereby notifies the Company that pursuant to the requirements of Section 326 of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) and the promulgated regulations thereto (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Agent, as applicable, to identify such Borrower in accordance with the Patriot Act.
Each Borrower shall provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by the Agent or any Lenders in order to assist the Agent and the Lenders in maintaining compliance with the Patriot Act.
8.13Jurisdiction, Etc.
(a)Each of the parties hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any
Related Party of the foregoing arising out of or relating to this Agreement or the Notes, in any forum other than any New York State court or federal court of the United States of
America sitting in New York City, Borough of Manhattan, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by applicable law, in such federal court. Each Subsidiary
Borrower hereby agrees that service of process in any such action or proceeding may be made upon the Company and each Subsidiary Borrower hereby irrevocably appoints the
Company its authorized agent to accept such service of process, and agrees that the failure of the Company to give any notice of any such service shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each Borrower hereby further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties hereto by registered or certified mail, postage prepaid, to the Company at its address specified pursuant to Section 8.2. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this
Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
8.14No Fiduciary Duty
The Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Borrowers. TBC agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, TBC and its Affiliates, on the one hand, and the Agent, the Lenders and their respective
Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Agent, the Lenders or their respective Affiliates and no such duty will be deemed to have arisen in connection with any such transactions or communications.
8.15Waiver of Jury Trial
Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby
(whether based on contract, tort or any other theory and whether at law or in equity).
Each party hereto (a) certifies that no representative, agent or attorney of any other person has represented, expressly or otherwise, that such other person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.
8.16Acknowledgement and Consent to Bail-In of Certain Financial Institutions
Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges and accepts that any liability of any Lender that is an Affected Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution
Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or
(iii)the variation of the terms of such liability in connection with the exercise of the
Write-Down and Conversion Powers of the applicable Resolution Authority.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers there unto duly authorized as of the day and year first above written.

THE BOEING COMPANY
By:	/s/ David R. Whitehouse
Name:David R. Whitehouse
Title:Senior Vice President & Treasurer

CITIBANK, N.A., Individually and as Agent
By:	/s/ Susan Olsen
Name:Susan Olsen
Title:Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Robert P. Kellas
Name:Robert P. Kellas
Title:Executive Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Prathamesh Kshirsagar
Name:Prathamesh Kshirsagar
Title:Managing Director
WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Payne
Name:Andrew Payne
Title:Managing Director
GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Johnathan Dworkin
Name:Johnathan Dworkin
Title:Authorized Signatory
MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Michael King
Name:Michael King
Title:Vice President

BNP PARIBAS, as a Lender

By:	/s/ Anita Ogbara
Name:Anita Ogbara
Title:Managing Director

By:	/s/ Matthew Beauvais
Name:Matthew Beauvais
Title:Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Marko Lukin
Name:Marko Lukin
Title:Director

By:	/s/ Alison Lugo
Name:Alison Lugo
Title:Vice President

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:Donna DeMagistris
Title:Managing Director
SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Minxiao Tian
Name:Minxiao Tian
Title:Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Nikhil Madhok
Name:Nikhil Madhok
Title:Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Paul Arens
Name:Paul Arens
Title:Director

By:	/s/ Gordon Yip
Name:Gordon Yip
Title:Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ritam Bhalla
Name:Ritam Bhalla
Title:Director

MUFG, LTD., as a Lender

By:	/s/ Sahiba Sikand
Name:Sahiba Siklan
Title:Vice President

BMO BANK N.A., as a Lender

By:	/s/ Andrew Degrassi
Name:Andrew Degrassi
Title:Director

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender

By:	/s/ Andres Barbosa
Name:Andres Barbosa
Title:Managing Director

By:	/s/ Zara Kamal
Name:Zara Kamal
Title:Executive Director

DBS BANK LTD., as a Lender
By:	/s/ Goh Soo Ching
Name:Goh Soo Ching
Title:Assistant Vice President

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Robert Sullivan
Name:Robert Sullivan
Title:Director

By:	/s/ Jeff Sullivan
Name:Jeff Sullivan
Title:Director

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Su-Lin Watson
Name:Su-Lin Watson
Title:Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul F. Johnson
Name:Paul F. Johnson
Title:Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Lisa DeCristofaro
Name:Lisa DeCristofaro
Title:SVP

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Cynthia Dioquino
Name:Cynthia Dioquino
Title:Director

LLOYDS BANK PLC, as a Lender

By:	/s/ Iain Brown
Name: Iain Brown
Title:Associate Director

STATE BANK OF INDIA, NEW YORK BRANCH, as a Lender

By:	/s/ Vankata Rao K.
Name:Venkata Rao K.
Title:Vice President (Credit)

WESTPAC BANKING CORPORATION, as a Lender

By:	/s/ Daniel Sutton
Name:Daniel Sutton
Title:Tier II Attorney

FIRST ABU DHABI BANK USA N.V., as a Lender

By:	/s/ Husam Al Najjar
Name:Husam Al Najjar
Title:Head of Middle Office

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ Chris Chambers
Name:Chris Chambers
Title:General Manager

By:	/s/ Wafaa Tawadrous
Name:Wafaa Tawadrous
Title:Operations Manager

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name:Raymond Qiao
Title:Executive Vice President
SCHEDULE I
COMMITMENTS

Name of Initial Lender	Commitment
Citibank, N.A.	$227,982,954.55
JPMorgan Chase Bank, N.A.	$227,982,954.52
Bank of America, N.A.	$197,727,272.73
Wells Fargo Bank, National Association	$197,727,272.73
Goldman Sachs Bank USA	$178,409,090.91
Morgan Stanley Senior Funding, Inc.	$178,409,090.91
BNP Paribas	$165,340,909.09
Deutsche Bank AG, New York Branch	$165,340,909.09
Mizuho Bank, Ltd.	$165,340,909.09
Sumitomo Mitsui Banking Corporation	$165,340,909.09
Royal Bank of Canada	$153,409,090.91
Credit Agricole Corporate and Investment Bank	$136,363,636.36
Barclays Bank PLC	$122,727,272.73
MUFG Bank, Ltd.	$112,500,000.00
BMO Bank N.A.	$100,000,000.00
Banco Santander, S.A., New York Branch	$93,750,000.00
DBS Bank Ltd.	$66,477,272.73
Commerzbank AG, New York Branch	$63,068,181.82
Standard Chartered Bank	$42,613,636.36
U.S. Bank National Association	$38,352,272.73
The Northern Trust Company	$34,090,909.09
Australia and New Zealand Banking Group Limited	$28,977,272.73
Lloyds Bank PLC	$28,977,272.73
State Bank of India, New York Branch	$28,977,272.73
Westpac Banking Corporation	$28,977,272.73
First Abu Dhabi Bank USA N.V.	$18,750,000.00
Riyad Bank, Houston Agency	$18,750,000.00
Bank of China, New York Branch	$13,636,363.64
Total	$3,000,000,000.00